UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22532

Name of Registrant: Royce Global Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name of agent for service: John E. Denneen, Esquire

Address of agent for service: 745 Fifth Avenue

New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 – December 31, 2023

Item 1.	Reports to Shareholders.

royceinvest.com

Royce Closed-End Funds 2023 Annual

Review and Report to Stockholders

December 31, 2023

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

A Few Words on Closed-End Funds

Royce Investment Partners (“Royce”) manages three closed-end funds: Royce Global Value Trust, which primarily invests in both U.S. and non-U.S. companies with market capitalization below $10 billion; Royce Micro-Cap Trust, which primarily invests in micro-cap securities; and Royce Value Trust, which primarily invests in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the initial and any subsequent offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

•	A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

•	In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•	A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 61 and 62. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 63 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (MDP). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2023 Annual Report to Stockholders

This page is not part of the 2023 Annual Report to Stockholders | 1

Letter to Our Stockholders

2023: THE DOG THAT DIDN’T BARK

While every year is eventful and interesting in its own right, we think 2023 held particular interest for equity investors—specifically those of us who focus on small-cap stocks. There was no shortage of consequential geopolitical developments. Some, like the war in Ukraine, showed no evidence of ending or abating, while others, like the terrorist attack on Israel and consequent bombings in Gaza, were new events, as were the well publicized implosions of Silicon Valley, Signature, and First Republic Banks. The contagion was contained, however, and the rest the of the economic news was much brighter, at least here in the U.S. The year began with inflation still stubbornly high and, as a consequence, the Fed still hiking rates and committed to doing so until the rate of rising prices slowed. This commitment bred a curious form of cognitive dissonance, with every public statement from a Fed official pledging adherence to the central bank’s target of 2% inflation almost immediately meeting with word from a financial or investment pundit insisting that they really meant 3-4%.

This was understandable to some degree. Many observers pointed to both inflation’s moderating pace (after peaking in June of 2022) and the resilience of the U.S. economy as evidence that the Fed should take a victory lap and leave rates untouched—or cut them. Many investors shared these views while no doubt hoping that the positive returns for equities through the first half of 2023 would not be put at risk by another round of rate hikes. To be sure, some investors were concerned that “higher for longer” might be all it took to snuff out a nascent recovery for stocks. We shared some of this anxiety. After all, 2022 saw the most aggressive rate hike cycle in the Fed’s history. And it was not just a bad year for the capital markets, it was historically awful: the third-worst calendar year performance for both the small-cap Russell 2000 Index and the large-cap Russell 1000 Index since their shared inception date at the end of 1978, with each posting their lowest respective returns since 2008. It was the seventh worst year for the S&P 500 since its inception in 1928, and the worst ever for the Bloomberg Barclays US Aggregate Bond Index since its inception in 1976. As we wrote one year ago, 2022 offered nowhere to run and nowhere to hide.

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LETTER TO OUR STOCKHOLDERS

The most interesting, and ultimately most significant, element to 2023 was perhaps what did not happen.
The most consistently predicted and regularly anticipated recession—said to be imminent since 2021—
once again failed to materialize in 2023.

In this context, the fear of a second straight down year for stocks, which periodically rattled the U.S. equity markets at various times in 2023, seemed almost logical, hitting small and large-cap stocks at different points—and with different intensities—throughout the year. However, by the end of December these worries had mostly dissipated. With the Fed holding the line on rates, higher for longer ultimately did not hold back returns. A growing economy, burgeoning optimism about a soft landing for inflation, and confidence that the rate hike cycle had ended combined to lift share prices, as did optimism for rate reductions in 2024. Despite these developments, however, the most interesting, and ultimately most significant, element to 2023 was perhaps what did not happen. The most consistently predicted and regularly anticipated recession—said to be imminent since 2021—once again failed to materialize in 2023. Its absence reminded us of “the curious incident of the dog in the night-time” from the famous Sherlock Holmes story, “The Adventure of Silver Blaze.” The iconic detective solves the case by pointing out how odd it was that the dog guarding the pen where the titular racehorse was stabled failed to bark when Silver Blaze was stolen. The phrase has since been used as shorthand to describe situations when what doesn’t happen matters at least as much, if not more, than what does. Which is about as apt a description of 2023 as we think can be found.

THE STATE OF SMALL-CAP

As measured by the Russell 2000 Index, small-cap stocks did quite well in 2023, advancing 16.9%. Yet most of this gain came in a robust rally from the 2023 low on October 31st through the end of the year. So, although small-caps kicked off the year with high returns, they trended mostly downward from early February into Halloween. All told, the Russell 2000 had a positive return in just five months in 2023: January, June, July, November, and December, with the last two months combining to post an impressive gain of 22.4%. Thanks to this exceptional close, the Russell 2000 escaped a bear market at the end of

2023, though the small-cap index remained down -14.3% from its last peak on 11/8/21, while large-caps continued to establish new highs in December and into January 2024. Moreover, as of 12/31/23, the average stock in the small-cap index was -25.1% off its 52-week high. In this context, it was not terribly surprising that small-cap’s excellent finish could not lift its calendar-year return above large-cap’s. The Russell 1000 Index gained 26.5% in 2023 while also beating small-cap for the 3-, 5-, and 10-year periods ended 12/31/23. In fact, large-caps outpaced small-caps in nine of the last 10 calendar years.

Small-Caps Lagged Large-Caps from the Russell 2000’s Last Peak

Russell 2000 and Russell 1000 Cumulative Returns, 11/8/21-12/31/23

Past performance is no guarantee of future results.

This seemingly chronic bout of underperformance has made the current cycle a deeply frustrating one for small-cap investors. At the end of January 2024, 594 days had passed from the current cycle low for the Russell 2000, making it the second longest stretch without recovering its prior peak on record. The two other lengthy small-cap cycles each encompassed dramatic developments: the implosion of high-flying technology stocks in 2000-02, when the Russell 2000 needed 456 days from its trough to match its previous peak, and the 2008-09 Financial Crisis, when 704 days passed before small-caps recovered from the trough during that global financial catastrophe. So, while the current small-cap cycle has taken place amid ample uncertainty along with a record pace of interest rate increases, it

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LETTER TO OUR STOCKHOLDERS

has lacked the existential threats that characterized the Internet Bubble and, even more so, the Financial Crisis. The latter period also saw less bifurcation between small- and large-cap returns. The key question, then, is when will this cycle end and potentially usher in a small-cap outperformance run? It’s a point we’ll touch on later in this letter.

Within small-cap, both the value and growth indexes had strong finishes to the year, with the 4Q23 advantage squarely in value’s favor: the Russell 2000 Value Index advanced 15.3% versus 12.7% for the Russell 2000 Growth Index. It’s comparatively rare for small-cap value to beat its growth sibling in a positive quarter, particularly one with double-digit gains. It’s happened in only 42 of 119 positive quarters, or 35% of the time since the Russell 2000’s inception on 12/31/78. The Russell 2000 Value also led from the previous 2023 small-cap high on July 31st, up 4.0% versus -0.2% through the end of December. For 2023 as a whole, however, growth led, gaining 18.7% versus 14.6%. It’s worth noting that 2023’s results contributed to something of a sawtooth pattern of relative performance. The Russell 2000 Value led for the 3-year (in which the Russell 2000 Growth lost -3.5%) and 5-year periods while small-cap growth, in addition to its 1-year advantage, also outperformed for the 10-year period ended 12/31/23.

THE VALUATION SITUATION

Reviewing long-term performance patterns, we find that small-cap enjoyed a longstanding advantage over large-cap— just as small-cap value did versus small-cap growth. Each of these dynamics began to shift in the aftermath of the Financial Crisis, starting in earnest in 2011. In eight of the last 13 years, the Russell 1000 and Russell 2000 Growth each had higher returns than both the Russell 2000 and Russell 2000 Value. Yet prior to that, the long-term edge was with the Russell 2000 and Russell 2000 Value. In light of this dominance from large-caps—and more recently mega-cap stocks—it appears that many investors may have forgotten how anomalous the backdrop to the last 13 years has been until just recently, with anemic economic growth and record low interest rates.

Now that both GDP and rates are returning to more historically typical levels, we expect to see some meaningful long-term mean reversion going forward. To that end, large-cap outperformance cycles have historically peaked when a relatively small number of the largest stocks were winning the lion’s share of performance—which was the case with the S&P 500 and the Nasdaq Composite Indexes in 1973 and March 2000.

We therefore see something of a silver lining to the recent relative performance woes for small-cap stocks versus their

Large-Cap Cycles Peak at Market Tops Crowded with Mega-Caps

Weight of Top 5 S&P 500 Stocks vs. Small-Cap Relative Performance, 9/29/72-12/31/23

Source: Furey Research Partners

Past performance is no guarantee of future results.

4 | This page is not part of the 2023 Annual Report to Stockholders

LETTER TO OUR STOCKHOLDERS

Relative Valuations for Small Caps vs. Large Caps Are Near Their Lowest in 25 Years

Russell 2000 vs Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies), 12/31/98 through 12/31/23

1 Earnings Before Interest and Taxes

Past performance is no guarantee of future results. Source: FactSet larger peers. The Russell 2000 sported a far more attractive valuation than its large-cap counterpart at the end of last year. Using our preferred index valuation metric of enterprise value to earnings before interest and taxes, or EV/EBIT, the Russell 2000 finished 2023 not far from its 25-year low relative to the Russell 1000.

Similarly, small-cap value continued to sell at a below average valuation compared to small-cap growth at the end of the year, as measured by EV/EBIT. Micro-cap stocks also remain very attractively valued relative to large-cap based on EV/EBIT. As small-cap specialists, we see the combination of more attractive valuations and reversals in long-term performance patterns as showing the significant performance potential that exists for small-cap, small-cap value, and micro-cap stocks—especially when stacked against their large- and mega-cap counterparts.

SMALL-CAP OPPORTUNITIES

To be sure, with the Fed’s decision on 1/31/24 to leave interest rates unchanged for a third consecutive time, the backdrop of normalized interest rates, tamer inflation, and a growing, nicely resilient U.S. economy appears amenable to strong equity performance. It also looks to us that small-cap’s lengthy stretch in the relative performance wilderness has run its course. Our reasoning is rooted in the notion that, as the economy continues to stabilize, valuations are likely to rise for those businesses that have largely sat out the megacap performance regime. Such a move looks more likely to benefit small-cap companies than larger ones. Moreover, the early tracking estimates for real GDP in 1Q24 are highly favorable, and ongoing positive GDP growth brings the U.S. economy that much closer to the Fed’s desired “soft landing.”

Of course, we are bottom-up stock pickers and portfolio managers, not economists—and we eschew predictions. But we also understand that long-term mean reversion to small-cap leadership requires a catalyst. For all of the encouraging developments, the U.S. economy is at this writing in something of a schizoid condition, with high levels of consumer spending on one hand and a manufacturing and industrial slowdown on the other. Yet in 2024, the U.S. economy will see more tangible benefits from reshoring, the CHIPS Act, and several infrastructure projects. Closer to our zone of expertise, earnings growth for small-cap companies is currently expected to be higher than for larger-cap businesses in 2024.

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LETTER TO OUR STOCKHOLDERS

We are looking forward to what we think should be a favorable cycle for small-cap stocks and active management. We are more optimistic about the long-term prospects for select small-caps than we have been in several years.

Small-Cap’s Estimated Earnings Growth Is Expected to Be Higher
in 2024 than Large-Cap’s

One Year EPS Growth as of 12/31/23

Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock. The EPS Growth Estimates are the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Both estimates are the average of those provided by analysts working for brokerage firms who provide research coverage on each individual security as reported by FactSet. All non-equity securities, investment companies, and companies without brokerage analyst coverage are excluded.

One critical consequence of interest rates normalizing is that access to capital now has real costs—which should benefit conservatively capitalized, fiscally prudent small-cap companies and the asset managers who hold them. The price of carrying leverage on the balance sheet began to climb when the Fed first started raising rates in March of 2022—and its increased cost means that advantages should accrue to those businesses with low debt, the ability to generate free cash flow, and proven skill allocating capital prudently and effectively. Returns are thus likely to be spread more widely over the next few years, with the reign of the Magnificent 7—the mega-cap cohort of Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla—likely coming to an end and with it, small-cap’s long stretch of underperformance. To be sure, attractively priced, high-quality and/or growing small-cap businesses that have largely sat out the mega-cap performance regime could be clear beneficiaries. To us, this represents a great opportunity for active managers seeking to identify those small-cap businesses best positioned for long-term success. Our outlook is therefore constructive. Of course, we always put the most stock in what we’re hearing from management teams—most of whom remain cautiously optimistic about 2024. We are therefore looking forward to what we think should be a favorable cycle for small-cap stocks and active management. We are more optimistic about the long-term prospects for select small-caps than we have been in several years.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce Investment Partners	Co-Chief Investment Officer,	Royce Investment Partners
January 31, 2024	Royce Investment Partners

6 | This page is not part of the 2023 Annual Report to Stockholders

Performance

NAV Average Annual Total Returns

As of December 31, 2023 (%)

									SINCE	INCEPTION
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	INCEPTION	DATE
Royce Global Value Trust	16.15	-0.47	9.13	5.53	N/A	N/A	N/A	N/A	5.69	10/17/13
Royce Micro-Cap Trust	16.64	4.93	13.58	8.16	13.24	8.90	10.21	10.66	10.65	12/14/93
Royce Value Trust	21.62	4.75	12.81	8.16	12.36	8.55	9.28	9.91	10.32	11/26/86
INDEX
MSCI ACWI Small Cap Index	16.84	3.33	9.85	6.66	11.16	8.47	8.31	N/A	N/A	N/A
Russell Microcap Index	9.33	0.61	8.56	5.79	10.65	6.39	N/A	N/A	N/A	N/A
Russell 2000 Index	16.93	2.22	9.97	7.16	11.30	8.11	7.91	8.56	N/A	N/A

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent Covid pandemic or the recent conflicts in Ukraine and the Middle East, that may not be directly related to the issuer of a security held by a Fund. These conflicts and the recent pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap or small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Investments in securities of foreign issuers may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and the Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Royce Global Value Trust invests a significant portion of its assets in foreign companies. A broadly diversified portfolio does not ensure a profit or guarantee against loss. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Global Value, Micro-Cap, and Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE

Royce Global Value Trust (RGT) gained 16.2% on a net asset value (NAV) basis and 14.5% on a market price basis in 2023 versus an increase of 16.8% for its unleveraged benchmark, the MSCI ACWI Small Cap Index, for the same period.

WHAT WORKED… AND WHAT DIDN’T

Seven of the Fund’s 10 equity sectors contributed positively to 2023’s performance, led by Industrials, Information Technology, and Financials, while Communication Services, Health Care, and Real Estate were the detractors. At the industry level, capital markets (Financials) contributed most, followed by two groups in Industrials: machinery and trading companies & distributors. The top-detracting industries were entertainment (Communication Services), life sciences tools & services (Health Care), and professional services (Industrials).

The Fund’s top-contributing position was U.K.-based housing developer Vistry Group, which designs, builds, and sells new homes for both private customers and social landlords. It offers a portfolio of properties ranging from apartments to large detached family homes. We like its asset-light business model and its ongoing prospects as lower mortgage rates in the U.K. should help to stoke demand. APi Group provides safety, specialty, and industrial services globally, though its focus is on North America. The company announced record 2023 first-quarter results in May that included double-digit organic growth and expanded margins, a backlog near record highs, and vibrant activity across both its safety and specialty segments. This streak of robust demand, strong revenues and earnings, and margin expansion continued through the end of the year. ESAB Corporation is a U.S. company that provides fabrication technology and gas control solutions, offering its customers advanced equipment, consumables, robotics, and digital solutions. The company reported strong third-quarter results in November of 2023, characterized by organic growth, margin expansion, and positive cash flows, which led ESAB to raise full-year earnings guidance.

Chicken Soup for the Soul Entertainment, which produces and distributes video content, was the Fund’s top detractor in 2023. The hoped for spikes in DVD rental activity never materialized in 2023, and its streaming video business also disappointed, issues that influenced our decision to exit the position in the Fund. Shares of South African financial services company Transaction Capital went into freefall in March of 2023 after the firm issued a profit warning and record losses. We trimmed our position substantially in 2023’s second half. Mesa Laboratories develops and manufactures electronic measurement instruments for industrial and hemodialysis customers, including pipeline flow meters and calibration instruments. Its shares fell in 2023’s first half on currency headwinds across the company’s divisions, slower biopharmaceutical spending that affected its Biopharmaceutical Development Division, a significant decrease in Covid-driven revenues, and the loss taken in its high-margin Sema4 business, which is part of Mesa’s Clinical Genomics division. Later in the year, Mesa reported disappointing results due to sluggish capital equipment orders in its biopharmaceutical vertical and a key customer loss in its Clinical Genomics division. While confident that its business can rebound, we trimmed our position in the second half of 2023.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
Vistry Group	1.58	Chicken Soup for the Soul Entertainment Cl. A	-2.36
APi Group	1.54	Transaction Capital	-0.83
ESAB Corporation	1.16	Mesa Laboratories	-0.61
Vontier Corporation	1.00	IPH	-0.56
Griffon Corporation	0.94	Restore	-0.31
[1] Includes dividends		[2] Net of dividends

The Fund’s disadvantage versus the MSCI ACWI Small Cap came from stock selection in two sectors: Communication Services, which detracted significantly, and Health Care. Conversely, our substantially higher weighting in Industrials, stock selection in Financials, and lack of exposure to Utilities were most additive relative to the benchmark in 2023.

CURRENT POSITIONING AND OUTLOOK

Our long-term outlook remains essentially unchanged. The near-term forecast for equities remains unclear, though we see better weather on the horizon, especially for global small-cap stocks. There continues to be an array of potential triggers that we anticipate will jumpstart small-cap performance in the coming months. First, a soft landing for the U.S. economy looks more and more likely, and a recession—specifically the kind of deep and potentially lengthy contraction many have been anticipating since late 2021—looks less likely. Indeed, throughout 2022 and into 2023, we have been struck by the contrast between the more confident—albeit cautious—outlooks from the many management teams we met with, and the fatalistic headlines seen almost every day. Of course, our companies boast generally strong long-term growth prospects, low debt, positive free cash flows, high returns on invested capital, and/or proven management expertise. Overall, we think they appear well positioned for a market that is more focused on fundamentals and/or from a reaccelerating global economy. And while recession remains a reality or possibility (depending on geography), none of us knows how long it will last or how deep it will go. What we do know is that any recession—like any bear market—is ultimately finite. Any recession will be followed by a recovery. It’s worth keeping in mind that history also shows that small caps will likely begin an upward move before many of us know for sure that the economy is rebounding in earnest. For this and other reasons, we would welcome any degree of increased scrutiny of company fundamentals.

8 | 2023 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	8.92	16.15	-0.47	9.13	5.53	5.69

1 Not Annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment through 12/31/231

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT	14.5%	51.1%	61.1%	N/A	N/A	59.5%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.

²	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 65 for additional information.

Value of $10,000

Invested on 10/17/13 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Vistry Group	3.2
EVI Industries	2.5
Transcat	2.4
APi Group	2.4
Morningstar	2.1
SEI Investments	2.0
Artisan Partners Asset Management Cl. A	2.0
ESAB Corporation	2.0
Sprott	1.9
Griffon Corporation	1.8

Portfolio Sector Breakdown

% of Net Assets

Industrials	37.3
Financials	22.4
Information Technology	14.0
Consumer Discretionary	7.4
Materials	7.2
Health Care	6.1
Communication Services	4.5
Energy	1.2
Consumer Staples	1.0
Real Estate	1.0
Investment Companies	0.6
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-2.7

Calendar Year Total Returns (%)

YEAR	RGT
2023	16.1
2022	-27.0
2021	16.3
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown 1,2

% of Net Assets

United States	43.4
Canada	15.0
United Kingdom	11.5
Sweden	4.2
Israel	4.1
Australia	3.4
India	3.2

1 Represents countries that are 3% or more of net assets.

2 Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$75 million
Number of Holdings	118
Turnover Rate	14%
Net Asset Value	$11.72
Market Price	$9.75
Net Leverage[1]	2.7%
Average Market Capitalization[2]	$2,006 million
Weighted Average P/E Ratio[3,4]	21.5x
Weighted Average P/B Ratio[3]	2.5x
Active Share[5]	98%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/23).

[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. The Fund generally invests a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023.

2023 Annual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments

Common Stocks – 102.1%

	SHARES	VALUE

AUSTRALIA – 3.4%
Cochlear	4,000	$814,115
IPH	253,881	1,108,976
Steadfast Group	53,300	211,390
Technology One	40,400	423,145
Total (Cost $1,471,791)		2,557,626

BERMUDA – 0.9%
Bank of N.T. Butterfield & Son	21,000	672,210
Total (Cost $745,408)		672,210

BRAZIL – 1.5%
Odontoprev	171,600	410,489
TOTVS	97,885	678,884
Total (Cost $750,794)		1,089,373

CANADA – 15.0%
Alamos Gold Cl. A	94,100	1,265,509
Altus Group	14,760	469,406
AutoCanada [1]	38,200	660,186
Canaccord Genuity Group	84,472	484,500
Computer Modelling Group	101,500	775,967
Descartes Systems Group (The) [1,2]	8,424	708,121
FirstService Corporation	1,400	226,926
IMAX Corporation [1]	21,100	316,922
Major Drilling Group International [1]	194,300	1,350,517
Onex Corporation	13,300	928,757
Pan American Silver [2]	12,700	207,391
Pason Systems	71,300	870,096
Sprott	42,642	1,444,303
TELUS Corporation	16,311	290,263
TMX Group	47,600	1,151,338
Total (Cost $7,961,986)		11,150,202

DENMARK – 0.2%
Chr. Hansen Holding	1,800	150,926
Total (Cost $155,783)		150,926

FRANCE – 0.8%
†ALD	39,000	277,483
Esker	1,800	317,143
Total (Cost $516,235)		594,626

GERMANY – 0.9%
Carl Zeiss Meditec	3,400	370,989
CompuGroup Medical	3,300	138,071
STRATEC	3,300	165,940
Total (Cost $626,695)		675,000

GREECE – 0.8%
Sarantis	64,500	596,696
Total (Cost $554,222)		596,696

ICELAND – 0.3%
Ossur [1]	51,000	207,317
Total (Cost $321,244)		207,317

INDIA – 3.2%
AIA Engineering	28,440	1,258,399
Dish TV India [1]	3,777,000	828,352
Tarsons Products [1]	49,000	310,321
Total (Cost $1,928,470)		2,397,072

INDONESIA – 0.3%
Ace Hardware Indonesia	4,000,000	187,050
Total (Cost $169,716)		187,050

ISRAEL – 4.1%
†Cellebrite DI [1]	46,600	403,556
Global-e Online [1]	5,200	206,076
Nova [1,2,3]	5,700	783,123
Phoenix Holdings	48,500	490,954
Tel Aviv Stock Exchange	222,300	1,182,555
Total (Cost $1,973,383)		3,066,264

ITALY – 1.3%
Carel Industries	35,800	980,131
Total (Cost $434,504)		980,131

JAPAN – 2.6%
As One	5,600	222,411
Benefit One	13,700	206,229
Fukui Computer Holdings	10,800	193,021
NSD	12,200	234,569
Square Enix Holdings	6,800	244,173
TechnoPro Holdings	7,200	189,702
TKC Corporation	25,500	680,000
Total (Cost $1,611,241)		1,970,105

MEXICO – 0.2%
Becle	63,000	123,359
Total (Cost $100,233)		123,359

NETHERLANDS – 1.3%
IMCD	5,500	956,600
Total (Cost $387,492)		956,600

NEW ZEALAND – 0.3%
Fisher & Paykel Healthcare	17,000	253,619
Total (Cost $101,973)		253,619

NORWAY – 1.9%
Protector Forsikring	70,000	1,240,170
Tomra Systems	12,000	145,808
Total (Cost $778,544)		1,385,978

SINGAPORE – 0.2%
Midas Holdings [1,4]	400,000	0
XP Power	8,660	149,682
Total (Cost $241,148)		149,682

SOUTH AFRICA – 2.6%
CA Sales Holdings	147,597	83,108
Curro Holdings	258,594	164,691
KAL Group	17,606	38,980
PSG Financial Services	550,976	462,347
Stadio Holdings	3,686,928	1,052,112
Transaction Capital [1]	344,100	150,112
Total (Cost $1,680,804)		1,951,350

SWEDEN – 4.2%
Biotage	37,900	502,400
Bravida Holding	68,900	553,670
Karnov Group [1]	145,381	799,981
OEM International Cl. B	118,850	1,241,991
Total (Cost $2,309,190)		3,098,042

10 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Schedule of Investments (continued)

	SHARES	VALUE

SWITZERLAND – 1.8%
Kardex Holding	2,400	$622,079
LEM Holding	150	370,073
VZ Holding	2,900	338,601
Total (Cost $482,877)		1,330,753

UNITED KINGDOM – 11.5%
Diploma	8,200	374,395
DiscoverIE Group	60,800	612,240
FDM Group Holdings	46,800	273,512
Genuit Group	54,600	280,819
Halma	18,700	544,413
†Judges Scientific	2,600	302,245
Keystone Law Group	95,940	623,679
Learning Technologies Group	342,800	353,930
Marlowe [1]	112,600	617,160
Mortgage Advice Bureau Holdings	36,100	377,322
Restore	166,254	466,215
RWS Holdings	45,100	144,177
SThree	146,600	781,090
Team Internet Group	137,427	218,964
Vistry Group	201,008	2,350,772
YouGov	18,600	279,760
Total (Cost $7,197,203)		8,600,693

UNITED STATES – 42.8%
ACV Auctions Cl. A [1]	39,200	593,880
Air Lease Cl. A [2]	21,161	887,492
APi Group [1,2,3]	51,120	1,768,752
Arcosa	14,060	1,161,918
Artisan Partners Asset Management Cl. A	33,200	1,466,776
Blue Owl Capital Cl. A	55,280	823,672
Diodes [1,2]	7,000	563,640
Element Solutions [2]	36,400	842,296
Enovis Corporation [1]	11,966	670,335
ESAB Corporation	16,800	1,455,216
EVI Industries [2]	79,273	1,881,148
FormFactor [1,2,3]	20,000	834,200
†FTAI Aviation	21,360	991,104
GCM Grosvenor Cl. A	119,626	1,071,849
Griffon Corporation [2]	22,500	1,371,375
Hagerty Cl. A [1]	39,300	306,540
Hayward Holdings [1]	58,500	795,600
Innospec [2]	6,228	767,539
Kadant [2]	2,664	746,746
KBR [2]	18,240	1,010,678
†Laureate Education [2]	50,000	685,500
Lindsay Corporation [2]	3,519	454,514
MarketWise Cl. A	123,100	336,063
Mesa Laboratories	4,630	485,085
Morningstar [2]	5,358	1,533,674
NewtekOne	45,300	625,140
nLIGHT [1]	73,100	986,850
PAR Technology [1,2,3]	24,241	1,055,453
†Richardson Electronics	11,356	151,603
Royal Gold	6,320	764,467
SEI Investments [2]	24,050	1,528,378
Transcat [1,2]	16,377	1,790,497
Vontier Corporation [2,3]	33,210	1,147,406
Ziff Davis [1]	5,950	399,781
Total (Cost $23,326,875)		31,955,167

TOTAL COMMON STOCKS
(Cost $55,827,811)		76,099,841

INVESTMENT COMPANIES – 0.6%

UNITED STATES – 0.6%
†VanEck Junior Gold Miners ETF	12,500	473,875
(Cost $547,814)		473,875

REPURCHASE AGREEMENT– 2.5%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $1,873,712 (collateralized by obligations of U.S. Government Agencies, 2.75% due 2/15/28, valued at $1,910,251)
(Cost $1,872,724)		1,872,724

TOTAL INVESTMENTS – 105.2%
(Cost $58,248,349)		78,446,440

LIABILITIES LESS CASH AND OTHER ASSETS – (5.2)%		(3,868,321)

NET ASSETS – 100.0%		$74,578,119

†	New additions in 2023.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of December 31, 2023. Total market value of pledged securities as of December 31, 2023, was $9,389,355.
[3]	As of December 31, 2023, a portion of these securities, in the aggregate amount of $2,506,726, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement. See Notes to Financial Statements.
[4]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2023, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $59,153,990. As of December 31, 2023, net unrealized appreciation for all securities was $19,292,450 consisting of aggregate gross unrealized appreciation of $23,870,896 and aggregate gross unrealized depreciation of $4,578,446. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 11

Royce Global Value Trust	December 31, 2023

Statement of Assets and Liabilities

ASSETS:
Investments at value	$76,573,716
Repurchase agreements (at cost and value)	1,872,724
Foreign currency (cost $141,435)	141,645
Receivable for dividends and interest	234,903
Receivable for insurance reimbursement	285,836
Prepaid expenses and other assets	18,846
Total Assets	79,127,670
LIABILITIES:
Revolving credit agreement	4,000,000
Payable for investment advisory fee	61,171
Payable for directors’ fees	9,595
Payable for interest expense	22,458
Accrued legal expense	353,851
Accrued other expenses	57,593
Deferred capital gains tax	44,883
Total Liabilities	4,549,551
Contingent Liabilities[1]
Net Assets	$74,578,119
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 6,361,220 shares outstanding (150,000,000 shares authorized)	$56,154,829
Total distributable earnings (loss)	18,423,290
Net Assets (net asset value per share - $11.72)	$74,578,119
Investments at identified cost	$56,375,625

1 See Notes to Financial Statements.

12 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Year Ended December 31, 2023

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,509,686
Foreign withholding tax	(116,141)
Interest	18,213
Rehypothecation income	72
Total income	1,411,830
EXPENSES:
Investment advisory fees	682,163
Legal[1]	502,341
Interest expense	251,946
Custody and transfer agent fees	72,900
Stockholder reports	68,789
Administrative and office facilities	46,176
Audit	37,472
Directors’ fees	29,770
Other expenses	27,307
Total expenses	1,718,864
Net investment income (loss)	(307,034)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	169,896
Foreign currency transactions	573
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	10,510,878
Other assets and liabilities denominated in foreign currency	(25,472)
Net realized and unrealized gain (loss) on investments and foreign currency	10,655,875
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$10,348,841

[1]	The Fund accrued net $500,000 in legal fees and expenses through December 31, 2023 in connection with an action filed on June 29, 2023 against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.). The Fund incurred an additional $285,836 in legal fees and expenses through December 31, 2023, which was paid by the Fund in 2024. Although amounts incurred for legal fees and expenses above $500,000 for this action are currently expected to be reimbursed to the Fund under its insurance policy, no assurance can be given that all or any portion of such reimbursement will be made to the Fund. See Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 13

Royce Global Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/23	YEAR ENDED 12/31/22

INVESTMENT OPERATIONS:
Net investment income (loss)	$(307,034)	$550,924
Net realized gain (loss) on investments and foreign currency	170,469	47,904
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,485,406	(24,860,232)
Net increase (decrease) in net assets from investment operations	10,348,841	(24,261,404)
DISTRIBUTIONS:
Total distributable earnings	(946,548)	(793,689)
Return of capital	–	(21,014)
Total distributions	(946,548)	(814,703)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	483,560	374,330
Total capital stock transactions	483,560	374,330
Net Increase (Decrease) In Net Assets	9,885,853	(24,701,777)
NET ASSETS:
Beginning of year	64,692,266	89,394,043
End of year	$74,578,119	$64,692,266

14 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Year Ended December 31, 2023

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$10,348,841
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(10,248,405)
Proceeds from sales and maturities of long-term investments	12,357,334
Net purchases, sales and maturities of short-term investments	(1,147,227)
Net (increase) decrease in dividends and interest receivable and other assets	(73,535)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	43,025
Net change in unrealized appreciation (depreciation) on investments	(10,510,878)
Net realized gain (loss) on investments	(169,896)
Net cash provided by operating activities	599,259
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $483,560)	(462,988)
Net cash used for financing activities	(462,988)
INCREASE (DECREASE) IN CASH:	136,271
Cash and foreign currency at beginning of year	5,374
Cash and foreign currency at end of year	$141,645

Supplemental disclosure of cash flow information:

For the year ended December 31, 2023, the Fund paid $247,668 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 15

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net Asset Value, Beginning of Period	$10.25	$14.26	$14.95	$13.60	$10.42
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)[1,2]	0.09	(0.01)	(0.05)	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.69	(3.96)	2.19	2.63	3.18
Net increase (decrease) in net assets from investment operations	1.64	(3.87)	2.18	2.58	3.24
DISTRIBUTIONS:
Net investment income	–	(0.10)	(0.09)	–	(0.06)
Net realized gain on investments and foreign currency	(0.15)	(0.03)	(2.66)	(1.19)	–
Return of capital	–	(0.00)	–	–	–
Total distributions	(0.15)	(0.13)	(2.75)	(1.19)	(0.06)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.01)	(0.12)	(0.04)	(0.00)
Total capital stock transactions	(0.02)	(0.01)	(0.12)	(0.04)	(0.00)
Net Asset Value, End of Period	$11.72	$10.25	$14.26	$14.95	$13.60
Market Value, End of Period	$9.75	$8.65	$13.12	$13.36	$11.69
TOTAL RETURN:[3]
Net Asset Value	16.15%	(27.04)%	16.34%	19.67%	31.20%
Market Value	14.50%	(33.08)%	19.77%	24.42%	32.33%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	1.52%[1]	0.54%	0.39%	0.34%	0.50%
Total expenses (net)	2.52%[1]	1.54%	1.39%	1.34%	1.50%
Expenses excluding interest expense	2.15%[1]	1.38%	1.33%	1.24%	1.29%
Expenses prior to balance credits	2.52%[1]	1.54%	1.39%	1.34%	1.50%
Net investment income (loss)	(0.45)%[1,2]	0.79%	(0.13)%	(0.15)%	0.46%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$74,578	$64,692	$89,394	$83,752	$142,810
Portfolio Turnover Rate	14%	24%	52%	54%	48%
REVOLVING CREDIT AGREEMENT:
Asset coverage	1964%	1717%	2335%	1147%	1885%
Asset coverage per $1,000	$19,645	$17,173	$23,349	$11,469	$18,851

[1]	Due to a recent action filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.), the Fund accrued net $500,000 in legal fees and expenses which resulted in a decrease in net investment income (loss) per share of $0.08, a decrease in the ratio of net investment income (loss) to average net assets of 0.73% and an increase in the noted expense ratios to average net assets of 0.73%. The Fund currently expects to be reimbursed for legal fees and expenses in excess of $500,000 that were incurred in 2023 ($285,836). The impact of such legal fees and expenses in excess of $500,000 would have resulted in an additional decrease in net investment income (loss) per share of $0.05, an additional decrease in the ratio of net investment income (loss) to average net assets of 0.42% and an additional increase to the noted expense ratios to average net assets of 0.42%. No assurance can be given that all or any portion of such reimbursement will be made to the Fund.
[2]	A special distribution from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.02 and an increase in the ratio of net investment income (loss) to average net assets of 0.17%
[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

16 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). As of December 31, 2023, officers and employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned more than 19% of the Fund.

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable

2023 Annual Report to Stockholders | 17

Royce Global Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of December 31, 2023. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$76,099,841	$ –	$0	$76,099,841
Investment Companies	473,875	–	–	473,875
Repurchase Agreement	–	1,872,724	–	1,872,724

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of December 31, 2023, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund invests a significant portion of its assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments in securities of foreign companies are usually denominated in foreign currencies and the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

18 | 2023 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be publicly disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 50,902 and 43,376 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2023, and December 31, 2022, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of December 31, 2023, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

2023 Annual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of December 31, 2023, the Fund had outstanding borrowings of $4,000,000. During the year ended December 31, 2023, the Fund had an average daily loan balance of $4,000,000 at a weighted average borrowing cost of 6.21%. The maximum loan balance outstanding during the year ended December 31, 2023, was $4,000,000. As of December 31, 2023, the aggregate value of rehypothecated securities was $2,506,726. During the year ended December 31, 2023, the Fund earned $72 in fees from rehypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets, computed daily and payable monthly. For the year ended December 31, 2023, the Fund expensed Royce investment advisory fees totaling $682,163.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2023, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $10,248,620, and $12,357,907, respectively.

Tax Information:

Distributions during the years ended December 31, 2023 and 2022, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
2023	2022	2023	2022	2023	2022
$456,300	$588,297	$490,248	$205,392	$ –	$21,014

The tax basis components of distributable earnings as of December 31, 2023, were as follows:

QUALIFIED LATE YEAR
		NET UNREALIZED	ORDINARY AND	TOTAL
UNDISTRIBUTED	UNDISTRIBUTED LONG-TERM	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE
ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS
$477,388	$ –	$19,251,356	$(1,305,454)	$18,423,290

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2023, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2020-2023) and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements.

20 | 2023 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

Commitments/Contingencies:

On June 29, 2023, an action was filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.). The action seeks to rescind the defendants’ election to opt into, and become subject to, the provisions of the Maryland Control Share Acquisition Act (“MCSAA”), attorneys’ fees/costs, and other relief. On the same day, the plaintiffs also filed a motion for summary judgment against the various defendants. On October 31, 2023, the Fund and certain unrelated funds filed motions to dismiss such action based upon various grounds. On December 5, 2023, the Court issued an order denying such motions to dismiss, granting plaintiffs’ motion for summary judgment against the remaining defendants, and directing rescission of the bylaw provisions that sought to implement the provisions of the MCSAA. The Court subsequently issued the corresponding judgment and a legal opinion on January 4, 2024. The Fund filed a notice of appeal from such judgment with the United States Court of Appeals for the Second Circuit on January 4, 2024. The ultimate outcome of this action is unknown.

The Fund incurred $785,836 ($353,851 of which is payable as of December 31, 2023) in legal fees and expenses in connection with this action through December 31, 2023. The effect of such accrued expense is reflected in various ratios for the Fund for the fiscal period ended December 31, 2023 that appear under “Financial Highlights.” The deductible amount for this action under the Fund’s insurance policy is $500,000. Although amounts incurred for legal fees and expenses above $500,000 for this action are currently expected to be reimbursed to the Fund by the insurer, no assurance can be given that all or any portion of such reimbursement to the Fund will be made.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure, other than as disclosed within.

2023 Annual Report to Stockholders | 21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Global Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Global Value Trust, Inc. (the “Fund”) as of December 31, 2023, the related statements of operations and cash flows for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

22 | 2023 Annual Report to Stockholders

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2023 Annual Report to Stockholders | 23

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce, Jim Stoeffel,
Brendan Hartmann

FUND PERFORMANCE

Royce Micro-Cap Trust (RMT) advanced 16.6% on an NAV (net asset value) basis and 15.9% on a market price basis in 2023, versus respective gains of 16.9% and 9.3% for its primary unleveraged benchmark, the small-cap Russell 2000 Index and its secondary benchmark, the unleveraged Russell Microcap Index, for the same period. The Fund beat the Russell 2000 on both an NAV and market price basis for the 3-, 5-, 10-, 15-, 20-, 25-, 30-year, and since inception (12/14/93) periods ended 12/31/23.

WHAT WORKED… AND WHAT DIDN’T

Eight of the Fund’s 11 equity sectors made positive contributions to performance in 2023, with the biggest coming from Industrials, Information Technology, and Energy, while the detractors were Communication Services, Consumer Staples, and Real Estate. The biggest contributors at the industry level were semiconductors & semiconductor equipment (Information Technology), machinery, and trading companies & distributors (both in Industrials). Communications equipment (Information Technology), entertainment (Communication Services), and professional services (Industrials) were the biggest detractors.

The top contributor at the position level was CIRCOR International, which makes pumps, valves, and other flow-control products for the aerospace & defense, chemicals, and refineries industries. The company agreed to be acquired by KKR in June at a roughly 50% premium before a second suitor made a better offer later that month. KKR then upped its price, which sent CIRCOR’s shares soaring. In October, CIRCOR announced the successful completion of its acquisition by KKR. Camtek manufactures metrology and inspection tools for the semiconductor equipment industry. Its Advanced Packaging segment has been benefiting from the shrinking line widths of semiconductors and the corresponding need to stack many semiconductors together to drive improved performance. This phenomenon is even more acute for semiconductors being developed for AI applications, where Camtek is beginning to see significant orders. Transcat provides accredited calibration, repair, inspection and laboratory instrument services and distributes professional grade handheld test, measurement, and control instrumentation.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
CIRCOR International	1.91	Clearfield	-0.87
Camtek	1.42	Mesa Laboratories	-0.82
Transcat	1.15	Chicken Soup for the Soul
PAR Technology	1.08	Entertainment Cl. A	-0.54
Dorian LPG	0.91	Cutera	-0.53
[1] Includes dividends		B. Riley Financial	-0.51
		[2] Net of dividends

The company continued to execute on its automation and process improvement initiatives, while demand in its distribution business remained robust.

RMT’s top detractor in 2023 was Clearfield, which provides equipment and cable products principally to more rural cable companies. It has been hurt by inventory corrections as supply chains have normalized post-Covid. Mesa Laboratories develops and manufactures electronic measurement instruments for industrial and hemodialysis customers. Its shares fell in 2023’s first half on currency headwinds across the company’s divisions, slower biopharmaceutical spending that affected its Biopharmaceutical Development Division, a significant decrease in Covid-driven revenues, and the loss taken in its high-margin Sema4 business, which is part of Mesa’s Clinical Genomics division. Later in the year, Mesa reported disappointing results due to sluggish capital equipment orders in its biopharmaceutical vertical and a key customer loss in its Clinical Genomics division. Confident that its business can rebound, we added shares in 2023. Chicken Soup for the Soul Entertainment produces and distributes video content. The hoped for spikes in DVD rental activity never materialized in 2023, and its streaming video business also disappointed. We trimmed our position substantially in 2023’s second half.

The Fund’s advantage, before expenses, over the Russell 2000 in 2023 came from our sector allocation decisions. At the sector level, stock selection in Industrials (along with a smaller impact from our higher weighting) and Energy (helped by our lower weighting), along with having virtually no exposure to Utilities helped relative results most. Conversely, stock selection in Communication Services and Financials, as well as both stock selection and a lower weight in Consumer Discretionary, detracted most from relative results.

CURRENT POSITIONING AND OUTLOOK

As 2023 drew to a close, investors became more hopeful that the Fed had reached the end of its tightening cycle and may be on the verge of cutting rates in 2024. We view financial liquidity as a key element of micro-cap performance, which could be seen in 4Q23’s strong results. Although we believe we have not yet seen the full lagged impact of the Fed’s tightening cycle, the U.S. economy remains fairly resilient and inflationary pressures have eased as supply chains have normalized from Covid related disruptions. In spite of lingering macro uncertainty, we remain upbeat on the intermediate to long-term opportunities for companies in our domestically focused portfolio. Key among these is the ongoing trend towards re-industrialization of the U.S. economy, which we believe is being driven by a desire to shorten supply chains as well as an increasing realization of the strategic importance of domestic semiconductor manufacturing. The increased fiscal spending on domestic infrastructure projects is also just beginning to take hold, which we expect to provide tailwinds to many of our companies in the near to intermediate term.

24 | 2023 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (12/14/93)
RMT (NAV)	9.54	16.64	4.93	13.58	8.16	13.24	8.90	10.21	10.66	10.65

1 Not Annualized

Market Price Performance History Since Inception (12/14/93)

Cumulative Performance of Investment through 12/31/231

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	15.9%	91.7%	116.6%	547.9%	413.5%	1694.5%

¹	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund's 1994 rights offering.

²	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 65 for additional information.

Value of $10,000

Invested on 6/30/2000 (Russell Microcap Inception) as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Transcat	2.9
PAR Technology	2.4
Major Drilling Group International	2.2
nLIGHT	1.8
Camtek	1.8
Mesa Laboratories	1.8
Sprott	1.7
EVI Industries	1.6
Haynes International	1.5
Aspen Aerogels	1.5

Portfolio Sector Breakdown

% of Net Assets

Information Technology	23.1
Industrials	18.7
Financials	14.6
Health Care	12.7
Materials	9.2
Consumer Discretionary	7.5
Energy	5.7
Communication Services	2.7
Real Estate	2.3
Consumer Staples	0.7
Utilities	0.3
Investment Companies	0.5
Preferred Stock	0.0
Cash and Cash Equivalents, Net of Outstanding Line of Credit	2.0

Calendar Year Total Returns (%)

YEAR	RMT
2023	16.6
2022	-16.9
2021	19.2
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5

Portfolio Diagnostics

Fund Net Assets	$520 million
Number of Holdings	259
Turnover Rate	30%
Net Asset Value	$10.47
Market Price	$9.24
Average Market Capitalization [1]	$710 million
Weighted Average P/B Ratio [2]	2.0x
Active Share [3]	95%
U.S. Investments (% of Net Assets)	76.1%
Non-U.S. Investments (% of Net Assets)	21.9%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023.

2023 Annual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments

Common Stocks – 97.5%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
LICT Corporation [1,2]	12	$213,600
ENTERTAINMENT - 1.0%
Chicken Soup for the Soul Entertainment Cl. A [2]	477,611	104,788
IMAX Corporation [2]	321,900	4,834,938
		4,939,726
INTERACTIVE MEDIA & SERVICES - 0.7%
Eventbrite Cl. A [2]	78,220	653,919
QuinStreet [2]	221,200	2,835,784
†ZipRecruiter Cl. A [2]	18,886	262,516
		3,752,219
MEDIA - 1.0%
Magnite [2]	298,173	2,784,936
†TechTarget [2]	72,168	2,515,776
		5,300,712
Total (Cost $15,096,635)		14,206,257

CONSUMER DISCRETIONARY – 7.5%
AUTOMOBILE COMPONENTS - 1.3%
Motorcar Parts of America [2]	54,800	511,832
Patrick Industries [3]	8,360	838,926
Sebang Global Battery	50,500	2,282,087
Standard Motor Products [3]	47,460	1,889,383
Stoneridge [2,3]	56,200	1,099,834
		6,622,062
BROADLINE RETAIL - 0.2%
1stdibs.com [2]	198,787	930,323
DIVERSIFIED CONSUMER SERVICES - 1.1%
Park Lawn	50,000	744,878
Universal Technical Institute [2]	395,000	4,945,400
		5,690,278
HOTELS, RESTAURANTS & LEISURE - 1.9%
Century Casinos [2]	222,500	1,085,800
Inspired Entertainment [2]	150,000	1,482,000
Lindblad Expeditions Holdings [2,3]	629,194	7,091,016
		9,658,816
HOUSEHOLD DURABLES - 1.4%
Cavco Industries [2,3,4]	6,900	2,391,678
Legacy Housing [2]	162,038	4,086,598
Lifetime Brands [3]	119,294	800,463
		7,278,739
LEISURE PRODUCTS - 0.3%
Clarus Corporation	254,903	1,757,556
SPECIALTY RETAIL - 1.3%
AutoCanada [2]	321,700	5,559,737
Barnes & Noble Education [2]	50,000	74,500
Destination XL Group [2]	75,000	330,000
Shoe Carnival [3]	34,632	1,046,233
		7,010,470
Total (Cost $31,629,391)		38,948,244

CONSUMER STAPLES – 0.7%
BEVERAGES - 0.1%
Primo Water	26,791	403,204
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.0%
Rite Aid [1,2]	200,000	41,000
FOOD PRODUCTS - 0.6%
CubicFarm Systems [2]	400,000	6,038
J G Boswell Company [1]	2,490	1,518,900
John B. Sanfilippo & Son [3]	7,900	814,016
Seneca Foods Cl. A [2]	15,603	818,221
		3,157,175
Total (Cost $3,633,940)		3,601,379

ENERGY – 5.7%
ENERGY EQUIPMENT & SERVICES - 3.2%
Bristow Group [2,3]	177,900	5,029,233
Pason Systems	470,366	5,740,023
SEACOR Marine Holdings [2,3]	216,957	2,731,489
TerraVest Industries	90,000	3,005,547
		16,506,292
OIL, GAS & CONSUMABLE FUELS - 2.5%
Dorchester Minerals L.P.	76,981	2,450,305
Dorian LPG	84,553	3,709,340
GeoPark	69,218	593,199
Kimbell Royalty Partners L.P.	55,724	838,646
Navigator Holdings	175,000	2,546,250
Northern Oil and Gas [3]	34,200	1,267,794
StealthGas [2]	229,664	1,483,630
		12,889,164
Total (Cost $21,068,699)		29,395,456

FINANCIALS – 14.6%
BANKS - 1.9%
Bank of N.T. Butterfield & Son	21,867	699,963
BankFirst Capital [1]	3,755	116,442
Bay Community Bancorp Cl. A [1]	16,500	127,050
Chemung Financial [3]	31,000	1,543,800
Citizens Bancshares [1]	3,160	119,132
†First National Bank Alaska [1]	695	135,525
Harbor Bankshares [1]	8,419	79,644
HBT Financial	46,300	977,393
Live Oak Bancshares [3]	30,900	1,405,950
M&F Bancorp [1]	7,300	113,150
Midway Investments [2,5]	735,647	0
OP Bancorp	14,500	158,775
United Bancorporation of Alabama [1]	3,447	143,395
Virginia National Bankshares [3]	89,910	3,091,106
WSFS Financial	22,500	1,033,425
		9,744,750
CAPITAL MARKETS - 9.5%
B. Riley Financial [3]	186,600	3,916,734
Barings BDC	215,300	1,847,274
Bolsa Mexicana de Valores	1,068,000	2,208,202
†Bridge Investment Group Holdings Cl. A	36,937	361,244
Canaccord Genuity Group	574,893	3,297,375
Donnelley Financial Solutions [2,3]	78,100	4,871,097
Fiera Capital Cl. A	78,000	358,492
GCM Grosvenor Cl. A	257,535	2,307,514
†MarketWise Cl. A	500,000	1,365,000
†Open Lending [2]	67,170	571,617
†OTC Markets Group [1]	42,577	2,380,054
†Perella Weinberg Partners Cl. A	81,980	1,002,615
Silvercrest Asset Management Group Cl. A [3]	372,901	6,339,317
Sprott	262,453	8,889,393
StoneX Group [2,3]	45,997	3,395,959
Tel Aviv Stock Exchange	343,000	1,824,634

26 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
U.S. Global Investors Cl. A	439,454	$1,239,260
Urbana Corporation	237,600	849,948
Value Line	18,570	905,288
Westaim Corporation (The) [2]	500,000	1,416,928
		49,347,945
CONSUMER FINANCE - 0.3%
EZCORP Cl. A [2,3,4]	201,000	1,756,740
FINANCIAL SERVICES - 2.8%
Acacia Research [2,3,4]	543,623	2,131,002
Cantaloupe [2]	50,000	370,500
ECN Capital	1,031,200	2,334,705
International Money Express [2]	83,300	1,840,097
NewtekOne	378,975	5,229,855
Repay Holdings Cl. A [2]	273,708	2,337,466
Waterloo Investment Holdings [2,5]	806,000	225,680
		14,469,305
INSURANCE - 0.1%
†Ambac Financial Group [2]	48,084	792,424
Total (Cost $69,598,380)		76,111,164

HEALTH CARE – 12.7%
BIOTECHNOLOGY - 2.6%
†Absci Corporation [2]	387,773	1,628,647
†Actinium Pharmaceuticals [2]	50,000	254,000
Agios Pharmaceuticals [2]	7,338	163,417
Arcturus Therapeutics Holdings [2]	129,836	4,093,729
Avid Bioservices [2]	29,070	188,955
C4 Therapeutics [2]	42,554	240,430
CareDx [2]	100,000	1,200,000
Caribou Biosciences [2]	253,102	1,450,274
†Fate Therapeutics [2]	107,318	401,369
4D Molecular Therapeutics [2]	18,769	380,260
†Inhibrx [2]	12,995	493,810
†Kymera Therapeutics [2]	16,004	407,462
MeiraGTx Holdings [2]	114,400	803,088
†Prime Medicine [2]	39,837	352,956
†Relay Therapeutics [2]	32,025	352,595
Travere Therapeutics [2]	41,641	374,353
†Viking Therapeutics [2]	28,037	521,769
†X4 Pharmaceuticals [2]	388,363	325,642
		13,632,756
HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
Artivion [2]	62,700	1,121,076
AtriCure [2,3]	15,000	535,350
Atrion Corporation	1,200	454,548
ClearPoint Neuro [2]	53,065	360,311
Cutera [2,3,4]	49,700	175,193
†Establishment Labs Holdings [2]	16,190	419,159
LeMaitre Vascular	7,885	447,553
OrthoPediatrics Corp. [2]	13,975	454,327
Profound Medical [2]	189,100	1,584,099
Semler Scientific [2,3]	22,400	992,096
Surmodics [2,3]	98,787	3,590,907
UFP Technologies [2,3]	8,949	1,539,586
Utah Medical Products	15,114	1,272,901
		12,947,106
HEALTH CARE PROVIDERS & SERVICES - 2.0%
†Castle Biosciences [2]	31,642	682,835
Cross Country Healthcare [2,3]	58,900	1,333,496
Great Elm Group [2]	682,245	1,323,555
Hims & Hers Health Cl. A [2]	200,000	1,780,000
Joint Corp. (The) [2]	127,484	1,225,121
†ModivCare [2]	25,000	1,099,750
National Research [3]	71,668	2,835,186
		10,279,943
HEALTH CARE TECHNOLOGY - 0.6%
Simulations Plus [3]	72,770	3,256,458
LIFE SCIENCES TOOLS & SERVICES - 4.6%
Azenta [2,3]	15,700	1,022,698
BioLife Solutions [2]	257,950	4,191,687
Harvard Bioscience [2]	317,400	1,698,090
Lifecore Biomedical [2,3]	75,610	468,026
MaxCyte [2]	157,338	739,489
Mesa Laboratories [3]	88,169	9,237,466
†OmniAb [2]	160,148	988,113
Quanterix Corporation [2]	199,800	5,462,532
		23,808,101
PHARMACEUTICALS - 0.4%
†Avadel Pharmaceuticals ADR [2]	20,981	296,252
Knight Therapeutics [2]	237,000	928,289
Theravance Biopharma [2,3,4]	59,009	663,261
		1,887,802
Total (Cost $58,629,978)		65,812,166

INDUSTRIALS – 18.7%
AEROSPACE & DEFENSE - 0.7%
Astronics Corporation [2]	56,929	991,703
CPI Aerostructures [2]	189,700	517,881
Innovative Solutions and Support [2]	78,828	672,403
Park Aerospace	101,300	1,489,110
		3,671,097
BUILDING PRODUCTS - 0.9%
Burnham Holdings Cl. A [1]	117,000	1,368,900
Insteel Industries [3]	49,700	1,903,013
†Janus International Group [2]	97,610	1,273,811
Quanex Building Products	9,900	302,643
		4,848,367
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Acme United	25,000	1,071,500
Civeo Corporation	37,499	856,852
†Montrose Environmental Group [2]	48,041	1,543,558
†VSE Corporation	30,087	1,943,921
		5,415,831
CONSTRUCTION & ENGINEERING - 2.2%
Construction Partners Cl. A [2]	38,973	1,696,105
Granite Construction	13,500	686,610
IES Holdings [2,3]	62,874	4,980,878
†Limbach Holdings [2]	12,915	587,245
MasTec [2]	13,287	1,006,092
Matrix Service [2,3]	40,425	395,356
Northwest Pipe [2,3]	65,100	1,969,926
		11,322,212
ELECTRICAL EQUIPMENT - 1.3%
American Superconductor [2]	104,225	1,161,066
†Hammond Power Solutions Cl. A	15,250	940,285
LSI Industries	199,970	2,815,578

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 27

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ELECTRICAL EQUIPMENT (continued)
Powell Industries	21,400	$1,891,760
		6,808,689
GROUND TRANSPORTATION - 1.0%
Covenant Logistics Group Cl. A	24,786	1,141,147
†FTAI Infrastructure	89,132	346,724
Universal Logistics Holdings [3]	125,240	3,509,225
		4,997,096
MACHINERY - 2.6%
Graham Corporation [2]	149,850	2,842,654
Hurco Companies [3]	16,566	356,666
L. B. Foster Company [2,3]	95,300	2,095,647
Lindsay Corporation [3]	37,500	4,843,500
Luxfer Holdings [3]	22,198	198,450
Shyft Group (The)	41,476	506,837
Standex International	5,700	902,766
Tennant Company	19,200	1,779,648
		13,526,168
MARINE TRANSPORTATION - 1.3%
Algoma Central	40,000	451,304
Clarkson	52,700	2,126,059
Eagle Bulk Shipping [3]	71,728	3,973,731
		6,551,094
PASSENGER AIRLINES - 0.1%
Harbor Diversified [1,2]	201,262	408,562
PROFESSIONAL SERVICES - 1.7%
Forrester Research [2,3]	188,829	5,062,506
Franklin Covey [2,3]	40,100	1,745,553
NV5 Global [2]	11,400	1,266,768
Resources Connection	59,300	840,281
Spire Global Cl. A [2]	6,250	48,875
		8,963,983
TRADING COMPANIES & DISTRIBUTORS - 5.9%
BlueLinx Holdings [2]	9,982	1,131,060
Distribution Solutions Group [2]	184,590	5,825,660
EVI Industries [3]	352,409	8,362,666
Hudson Technologies [2]	38,684	521,847
Transcat [2,3]	137,333	15,014,617
		30,855,850
Total (Cost $70,847,345)		97,368,949

INFORMATION TECHNOLOGY – 23.1%
COMMUNICATIONS EQUIPMENT - 1.7%
Applied Optoelectronics [2]	21,030	406,300
Aviat Networks [2]	23,961	782,566
Clearfield [2,3]	58,600	1,704,088
Digi International [2,3]	70,000	1,820,000
Genasys [2]	86,392	175,376
Harmonic [2]	190,300	2,481,512
Ituran Location and Control	50,000	1,362,000
		8,731,842
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.7%
Bel Fuse Cl. A	18,805	1,205,777
†Evolv Technologies Holdings [2]	318,000	1,500,960
Fabrinet [2]	2,200	418,726
FARO Technologies [2,3,4]	104,800	2,361,144
HollySys Automation Technologies [2]	51,900	1,367,565
Luna Innovations [2]	566,211	3,765,303
nLIGHT [2,3]	698,185	9,425,497
PAR Technology [2,3]	287,024	12,497,025
Powerfleet NJ [2]	1,143,450	3,910,599
Richardson Electronics	535,322	7,146,549
Vishay Precision Group [2,3]	45,600	1,553,592
		45,152,737
IT SERVICES - 0.4%
†Couchbase [2]	11,467	258,237
Hackett Group (The) [3]	77,700	1,769,229
Liberated Syndication [2,5]	56,000	0
		2,027,466
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.4%
Alpha and Omega Semiconductor [2,3]	17,900	466,474
Amtech Systems [2,3]	92,184	387,173
Axcelis Technologies [2]	3,800	492,822
AXT [2]	300,909	722,182
Camtek [2]	134,492	9,331,055
Cohu [2,3]	38,990	1,379,856
FormFactor [2,3,4]	22,869	953,866
Ichor Holdings [2]	54,812	1,843,327
Nova [2,3]	35,000	4,808,650
NVE Corporation [3]	34,400	2,697,992
Onto Innovation [2,3,4]	39,740	6,076,246
PDF Solutions [2,3]	29,700	954,558
Photronics [2]	183,100	5,743,847
Ultra Clean Holdings [2,3]	81,000	2,765,340
		38,623,388
SOFTWARE - 4.1%
Alkami Technology [2]	100,156	2,428,783
American Software Cl. A [3]	111,152	1,256,018
Cellebrite DI [2]	714,100	6,184,106
Computer Modelling Group	629,875	4,815,391
Digital Turbine [2]	241,500	1,656,690
Mitek Systems [2]	32,917	429,238
Model N [2]	25,000	673,250
Optiva [2]	28,000	69,733
PROS Holdings [2,3,4]	69,390	2,691,638
†Riskified Cl. A [2]	79,637	372,701
Upland Software [2]	244,100	1,032,543
		21,610,091
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
AstroNova [2]	115,860	1,883,883
Intevac [2]	539,400	2,330,208
		4,214,091
Total (Cost $87,950,510)		120,359,615

MATERIALS – 9.2%
CHEMICALS - 2.3%
Aspen Aerogels [2]	499,612	7,883,877
†Bioceres Crop Solutions [2]	50,000	686,500
LSB Industries [2]	176,540	1,643,587
†Orion	61,583	1,707,697
Rayonier Advanced Materials [2]	50,000	202,500
		12,124,161
METALS & MINING - 6.9%
Alamos Gold Cl. A	261,044	3,510,663
Altius Minerals	171,100	2,381,106
Haynes International [3]	138,458	7,899,029
Imdex	569,466	731,498

28 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
MAG Silver [2]	154,050	$1,603,660
Major Drilling Group International [2]	1,627,672	11,313,429
Olympic Steel [3]	27,100	1,807,570
†Ryerson Holding Corporation	48,128	1,669,079
Sandstorm Gold [3]	810,000	4,074,300
Universal Stainless & Alloy Products [2,3]	33,620	675,090
		35,665,424
Total (Cost $34,825,251)		47,789,585

REAL ESTATE – 2.3%
OFFICE REITS - 0.3%
Postal Realty Trust Cl. A	114,000	1,659,840
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.0%
Altus Group	101,400	3,224,781
†RE/MAX Holdings Cl. A	27,947	372,534
Real Matters [2]	229,500	1,091,166
RMR Group (The) Cl. A [3]	108,200	3,054,486
Tejon Ranch [2,3]	154,994	2,665,897
		10,408,864
Total (Cost $13,368,016)		12,068,704

UTILITIES – 0.3%
WATER UTILITIES - 0.3%
†Cadiz [2]	102,450	286,860
Global Water Resources	106,000	1,386,480
Total (Cost $1,016,318)		1,673,340

TOTAL COMMON STOCKS
(Cost $407,664,463)		507,334,859

INVESTMENT COMPANIES – 0.5%

FINANCIALS – 0.5%
CAPITAL MARKETS - 0.5%
ASA Gold and Precious Metals	171,150	2,577,519
(Cost $2,914,815)		2,577,519

PREFERRED STOCK – 0.0%
ENERGY – 0.0%
OIL, GAS & CONSUMABLE FUELS - 0.0%
Imperial Petroleum 8.75% Series A	4,784	100,464
(Cost $71,808)		100,464

REPURCHASE AGREEMENT– 2.4%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $12,456,575 (collateralized by obligations of .S. Government Agencies, 2.75% due 2/15/28, valued at $12,699,076)
(Cost $12,450,004)		12,450,004

TOTAL INVESTMENTS – 100.4%
(Cost $423,101,090)		522,462,846

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%	(1,969,504)

NET ASSETS – 100.0%	$520,493,342

ADR – American Depository Receipt

†	New additions in 2023.
[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.
[2]	Non-income producing.
[3]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement as of December 31, 2023. Total market value of pledged securities as of December 31, 2023, was $5,897,949.
[4]	As of December 31, 2023, a portion of these securities, in the aggregate amount of $1,171,409, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund’s revolving credit agreement. See Notes to Financial Statements.
[5]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2023, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $426,401,096. As of December 31, 2023, net unrealized appreciation for all securities was $96,061,750 consisting of aggregate gross unrealized appreciation of $139,009,732 and aggregate gross unrealized depreciation of $42,947,982. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 29

Royce Micro-Cap Trust	December 31, 2023

Statement of Assets and Liabilities

ASSETS:
Investments at value	$510,012,842
Repurchase agreements (at cost and value)	12,450,004
Cash	59,188
Foreign currency (cost $36,268)	36,208
Receivable for investments sold	866,042
Receivable for dividends and interest	389,391
Prepaid expenses and other assets	43,358
Total Assets	523,857,033
LIABILITIES:
Revolving credit agreement	2,000,000
Payable for investments purchased	658,714
Payable for investment advisory fee	539,575
Payable for directors' fees	29,199
Payable for interest expense	11,229
Accrued expenses	124,974
Total Liabilities	3,363,691
Net Assets	$520,493,342
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 49,718,794 shares outstanding (150,000,000 shares authorized)	$418,493,945
Total distributable earnings (loss)	101,999,397
Net Assets (net asset value per share - $10.47)	$520,493,342
Investments at identified cost	$410,651,086

30 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Year Ended December 31, 2023

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$7,761,347
Foreign withholding tax	(287,149)
Interest	784,930
Rehypothecation income	5,141
Total income	8,264,269
EXPENSES:
Investment advisory fees	7,007,879
Interest expense	1,116,031
Administrative and office facilities	244,801
Stockholder reports	134,321
Custody and transfer agent fees	108,276
Directors' fees	100,705
Professional fees	69,726
Other expenses	70,384
Total expenses	8,852,123
Net investment income (loss)	(587,854)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	67,079,230
Foreign currency transactions	39,989
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	6,363,463
Other assets and liabilities denominated in foreign currency	(542)
Net realized and unrealized gain (loss) on investments and foreign currency	73,482,140
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$72,894,286

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 31

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/23	YEAR ENDED 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$(587,854)	$(1,024,108)
Net realized gain (loss) on investments and foreign currency	67,119,219	13,560,141
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,362,921	(115,297,978)
Net increase (decrease) in net assets from investment operations	72,894,286	(102,761,945)
DISTRIBUTIONS:
Total distributable earnings	(35,849,605)	(43,327,856)
Return of capital	–	(396,334)
Total distributions	(35,849,605)	(43,724,190)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	17,559,078	22,062,341
Total capital stock transactions	17,559,078	22,062,341
Net Increase (Decrease) In Net Assets	54,603,759	(124,423,794)
NET ASSETS:

Beginning of year	465,889,583	590,313,377
End of year	$520,493,342	$465,889,583

32 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Year Ended December 31, 2023

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$72,894,286
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(163,231,196)
Proceeds from sales and maturities of long-term investments	183,234,267
Net purchases, sales and maturities of short-term investments	8,142,577
Net (increase) decrease in dividends and interest receivable and other assets	(24,966)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(214,416)
Net change in unrealized appreciation (depreciation) on investments	(6,363,463)
Net realized gain (loss) on investments	(67,079,230)
Net cash provided by operating activities	27,357,859
CASH FLOWS FROM FINANCING ACTIVITIES:
Gross increase in revolving credit agreement	(20,000,000)
Gross decrease in revolving credit agreement	9,000,000
Distributions net of reinvestment (reinvestment $17,559,078)	(18,290,527)
Net cash used for financing activities	(27,290,527)
INCREASE (DECREASE) IN CASH:	67,332
Cash and foreign currency at beginning of year	28,064
Cash and foreign currency at end of year	$95,396

Supplemental disclosure of cash flow information:

For the year ended December 31, 2023, the Fund paid $1,177,805 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 33

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	YEARS ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net Asset Value, Beginning of Period	$9.77	$13.06	$11.79	$9.63	$8.53
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	(0.02)	0.04 [1]	(0.03)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.50	(2.26)	2.12	2.86	1.81
Net increase (decrease) in net assets from investment operations	1.49	(2.28)	2.16	2.83	1.82
DISTRIBUTIONS:
Net investment income	–	(0.05)	–	(0.08)	(0.03)
Net realized gain on investments and foreign currency	(0.74)	(0.89)	(0.84)	(0.53)	(0.65)
Return of capital	–	(0.01)	–	–	–
Total distributions	(0.74)	(0.95)	(0.84)	(0.61)	(0.68)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.05)	(0.06)	(0.05)	(0.06)	(0.04)
Total capital stock transactions	(0.05)	(0.06)	(0.05)	(0.06)	(0.04)
Net Asset Value, End of Period	$10.47	$9.77	$13.06	$11.79	$9.63
Market Value, End of Period	$9.24	$8.68	$11.55	$10.12	$8.54
TOTAL RETURN:[2]
Net Asset Value	16.64%	(16.89)%	19.17%	33.60%	22.44%
Market Value	15.86%	(16.51)%	22.78%	29.32%	24.82%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[3]	1.46%	1.47%	1.04%	1.19%	0.85%
Other operating expenses	0.39%	0.29%	0.16%	0.24%	0.35%
Total expenses (net)	1.85%	1.76%	1.20%	1.43%	1.20%
Expenses excluding interest expense	1.62%	1.63%	1.16%	1.34%	1.01%
Expenses prior to balance credits	1.85%	1.76%	1.20%	1.43%	1.20%
Net investment income (loss)	(0.12)%	(0.21)%	0.30%[1]	(0.34)%	0.10%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$520,493	$465,890	$590,313	$515,916	$404,807
Portfolio Turnover Rate	30%	26%	15%	17%	15%
REVOLVING CREDIT AGREEMENT:
Asset coverage	26125%	4335%	2783%	2445%	1940%
Asset coverage per $1,000	$261,247	$43,354	$27,832	$24,451	$19,400

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.07 and an increase in the ratio of net investment income (loss) to average net assets of 0.51%.

[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[3]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

34 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2023 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of December 31, 2023. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$500,343,824	$ 6,765,355	$225,680	$507,334,859
Investment Companies	2,577,519	–	–	2,577,519
Preferred Stock	100,464	–	–	100,464
Repurchase Agreement	–	12,450,004	–	12,450,004

Level 3 Reconciliation:

					UNREALIZED GAIN (LOSS) [1]
	BALANCE AS OF 12/31/22	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 12/31/23
Common Stocks	$225,680	$ –	$ –	$ –	$0	$ –	$225,680

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of December 31, 2023, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

36 | 2023 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be publicly disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 2,030,423 and 2,488,423 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2023, and December 31, 2022, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of December 31, 2023, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

2023 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The maximum amount the Fund may borrow under the credit agreement is $22,000,000. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

As of December 31, 2023, the Fund had outstanding borrowings of $2,000,000. During the year ended December 31, 2023, the Fund had an average daily loan balance of $17,846,575 at a weighted average borrowing cost of 6.21%. The maximum loan balance outstanding during the year ended December 31, 2023, was $22,000,000. As of December 31, 2023, the aggregate value of rehypothecated securities was $1,171,409. During the year ended December 31, 2023, the Fund earned $5,141 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000. The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the twelve rolling 36-month periods in 2023, the Fund’s investment performance ranged from 5% above to 26% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,087,501 and a net upward adjustment of $1,920,378 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2023, the Fund expensed Royce investment advisory fees totaling $7,007,879.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2023, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $141,091,940 and $167,715,946, respectively.

38 | 2023 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Purchases and Sales of Investment Securities (continued):

Cross trades may be executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the year ended December 31, 2023, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$1,718,239	$403,665	$338,215

Tax Information:

Distributions during the years ended December 31, 2023 and 2022, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
2023	2022	2023	2022	2023	2022
$7,402,359	$3,507,505	$28,447,246	$39,820,351	$ –	$396,334

The tax basis components of distributable earnings as of December 31, 2023, were as follows:

			QUALIFIED LATE YEAR	TOTAL
UNDISTRIBUTED	UNDISTRIBUTED LONG-TERM	NET UNREALIZED APPRECIATION	ORDINARY AND POST-OCTOBER LOSS	DISTRIBUTABLE ORDINARY
INCOME	CAPITAL GAINS	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS
$2,049,581	$3,888,607	$96,061,209	$ –	$101,999,397
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications, which relate primarily to investments in trusts:

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$(545,849)	$545,849

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2020-2023) and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2023 Annual Report to Stockholders | 39

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Micro-Cap Trust, Inc. (the “Fund”) as of December 31, 2023, the related statements of operations and cash flows for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

40 | 2023 Annual Report to Stockholders

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2023 Annual Report to Stockholders | 41

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Value Trust (RVT)

Chuck Royce, Lauren Romeo, CFA®,
Steven McBoyle, Andrew Palen,
George Necakov, CFA®

FUND PERFORMANCE

Royce Value Trust (RVT) advanced 21.6% on an NAV (net asset value) basis and 18.8% on a market price basis in 2023 versus respective gains of 16.9% and 15.9% for its primary smallcap benchmark, the unleveraged Russell 2000 Index, and the unleveraged S&P SmallCap 600 Index, for the same period. The Fund also maintained its longer-term relative advantages over the Russell 2000, beating it on both an NAV and market price basis for the 3-, 5-, 10-, 15-, 25-, 30-, 35-year, and since inception (11/26/86) periods ended 12/31/23.

WHAT WORKED… AND WHAT DIDN’T

All of RVT’S 11 equity sectors made positive contributions to calendar-year performance, led by Industrials, Information Technology, and Financials while Utilities, Consumer Staples, and Communication Services made the smallest contributions. At the industry level, machinery (Industrials), semiconductors & semiconductor equipment (Information Technology), and capital markets (Financials) made the biggest positive impact. The biggest detractors were communications equipment (Information Technology), biotechnology (Health Care), and air freight & logistics (Industrials).

The top-contributing position in 2023 was First Citizens BancShares, which we’ve owned for many years, due mostly to its strong liquidity position and stellar deposit franchise. We began adding shares in late 2022 that were trading at roughly 5x earnings per share. In March 2023, First Citizens was chosen by the FDIC to acquire Silicon Valley Bank, most likely owing to its long history of buying failed banks. Silicon Valley’s travails notwithstanding, the purchase was accretive to First Citizens’ tangible book value and earnings, and helped spur a sharp rise in its stock—as did the lack of a banking crisis in the subsequent months. IES Holdings designs and installs electrical and technology systems and provides infrastructure products and services to data centers, residential housing, and commercial and industrial facilities. It operates through four segments: Communications, Residential, Commercial and Industrial, and Infrastructure Solutions. Revenue, earnings, and profit margins all moved up in 2023, driven mostly by strength in its Communications, Residential, and Infrastructure Solutions groups.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
First Citizens BancShares Cl. A	0.88	Valmont Industries	-0.32
IES Holdings	0.78	First Republic Bank	-0.26
Alamos Gold Cl. A	0.57	Driven Brands Holdings	-0.25
APi Group	0.56	Calix	-0.24
CIRCOR International	0.53	Forward Air	-0.23
[1] Includes dividends		[2] Net of dividends

The top-detracting position was Valmont Industries, which makes products for the infrastructure and agricultural markets, including those used in utility grid resilience, solar energy, upgrades to lighting and transportation infrastructure, and the 5G rollout. The company’s Agriculture Technology unit was hampered by slower growth and lower-than-expected adoption rates, while the firm was also facing more widespread inflationary pressures and lower sales in its telecom business. To address these issues, Valmont initiated an organizational realignment that entailed executive leadership changes designed to improve efficiency and streamline decision-making. The ensuing short-term disruptions and uncertainty helped drive its stock down. San Francisco-based regional bank, First Republic Bank, was the third bank to declare insolvency in 2023 (following Silicon Valley and Signature Banks) and the second-largest failure since the fall of Washington Mutual in the 2008 Financial Crisis. It was hurt by having too many uninsured deposits and too many reserves in long-term debt instruments, which began losing value when interest rates began to rise. The result was a bailout by JPMorgan Chase in May.

RVT’s advantage over the Russell 2000 came mostly from both sector allocation and stock selection in 2023, with the former having the most impact. Altogether, seven of 11 equity sectors contributed to the Fund’s relative edge. Both stock selection and our higher weighting in Industrials, stock selection and, to a lesser degree, our slightly lower allocation in Financials, and having virtually no exposure to Utilities drove relative outperformance most. Conversely, stock selection in Information Technology, Consumer Staples, and Health Care detracted most.

CURRENT POSITIONING AND OUTLOOK

Our outlook is constructive. First, we suspect that returns are likely to be spread more widely over the next few years and that the reign of the Magnificent 7—the mega-cap cohort of Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla—may be coming to an end, especially if 2023’s fourth quarter and early January 2024 are any indication. The backdrop of moderating inflation, normalized interest rates, and a still growing U.S. economy also bolsters our belief that small-cap’s lengthy stretch in the relative performance wilderness has run its course. We believe moderate economic growth and the more normalized rate environment should support a broadening of equity market returns where small-caps could be clear beneficiaries, especially those businesses that have largely sat out the mega-cap performance regime. Even more important is what we’ve been hearing from management teams—most of whom remain cautiously optimistic about 2024. We see an increasing likelihood, for example, that the U.S. economy will achieve the much-desired soft landing—which is encouraging for many reasons. The next few years will see even more tangible benefits of reshoring, the CHIPS Act, and numerous infrastructure projects, and many of our holdings are poised to benefit from these developments. So, we’re looking forward to what we think should be a favorable cycle for small-cap stocks.

42 | 2023 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	8.86	21.62	4.75	12.81	8.16	12.36	8.55	9.28	9.91	10.57	10.32

1 Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 12/31/231

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	18.8%	88.5%	120.8%	470.0%	353.8%	3099.0%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund's rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 65 for additional information.

Value of $10,000

Invested on 11/26/86 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Enovis Corporation	1.4
Alamos Gold Cl. A	1.4
Fabrinet	1.2
SEI Investments	1.1
MKS Instruments	1.1
Assured Guaranty	1.1
IES Holdings	1.0
APi Group	1.0
Arcosa	1.0
Ziff Davis	1.0

Portfolio Sector Breakdown

% of Net Assets

Industrials	23.8
Financials	18.6
Information Technology	16.5
Health Care	10.8
Consumer Discretionary	10.0
Materials	7.8
Real Estate	3.4
Communication Services	2.8
Energy	2.0
Consumer Staples	1.9
Utilities	0.1
Investment Companies	0.9
Cash and Cash Equivalents, Net of
Outstanding Line of Credit	1.4

Calendar Year Total Returns (%)

YEAR	RVT
2023	21.6
2022	-21.2
2021	20.0
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6

Portfolio Diagnostics

Fund Net Assets	$1,864 million
Number of Holdings	393
Turnover Rate	67%
Net Asset Value	$16.42
Market Price	$14.56
Average Market Capitalization [1]	$2,874 million
Weighted Average P/E Ratio [2,3]	16.0x
Weighted Average P/B Ratio [2]	2.1x
Active Share [4]	81%
U.S. Investments (% of Net Assets)	84.4%
Non-U.S. Investments (% of Net Assets)	14.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 12/31/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/22 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023.

2023 Annual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments
Common Stocks – 97.7%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
Cogent Communications Holdings [1]	37,892	$2,882,066
Globalstar [2]	5,535,611	10,739,085
IDT Corporation Cl. B [2]	74,270	2,531,864
Liberty Latin America Cl. C [1,2,3]	83,228	610,894
		16,763,909
ENTERTAINMENT - 0.1%
IMAX Corporation [2]	87,950	1,321,009
INTERACTIVE MEDIA & SERVICES - 1.5%
Cars.com [2]	182,200	3,456,334
QuinStreet [1,2]	203,754	2,612,126
Shutterstock	27,211	1,313,747
TripAdvisor [2]	32,499	699,703
Yelp [2]	41,272	1,953,817
Ziff Davis [1,2,3]	274,498	18,443,521
		28,479,248
MEDIA - 0.3%
AMC Networks Cl. A [2]	37,495	704,531
John Wiley & Sons Cl. A	41,908	1,330,160
TechTarget [1,2]	44,518	1,551,898
Thryv Holdings [2]	78,358	1,594,585
		5,181,174
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
†Gogo [2]	63,033	638,524
Total (Cost $54,571,719)		52,383,864

CONSUMER DISCRETIONARY – 10.0%
AUTOMOBILE COMPONENTS - 1.6%
†Atmus Filtration Technologies [2]	57,800	1,357,722
Dorman Products [1,2,3]	65,324	5,448,675
Gentex Corporation [1]	201,027	6,565,542
LCI Industries [1]	116,890	14,694,242
Patrick Industries [1]	6,981	700,543
		28,766,724
DIVERSIFIED CONSUMER SERVICES - 0.7%
Adtalem Global Education [2]	10,330	608,953
Perdoceo Education	100,194	1,759,407
Stride [2]	37,049	2,199,599
Universal Technical Institute [2]	639,032	8,000,681
		12,568,640
HOTELS, RESTAURANTS & LEISURE - 0.6%
Bloomin' Brands [1]	51,316	1,444,545
Century Casinos [2]	142,462	695,215
Denny's Corporation [2]	266,666	2,901,326
Lindblad Expeditions Holdings [2]	373,700	4,211,599
Monarch Casino & Resort	21,872	1,512,449
		10,765,134
HOUSEHOLD DURABLES - 1.4%
Cavco Industries [1,2,3]	16,956	5,877,289
Ethan Allen Interiors [1]	61,917	1,976,391
Helen of Troy [2]	23,578	2,848,458
Installed Building Products	28,231	5,161,191
M/I Homes [2]	7,296	1,004,951
Meritage Homes	6,092	1,061,226
Skyline Champion [2]	59,772	4,438,669
TopBuild Corp. [2]	5,736	2,146,755
†Tri Pointe Homes [2]	49,565	1,754,601
		26,269,531
LEISURE PRODUCTS - 0.4%
Brunswick Corporation [1]	41,557	4,020,640
Vista Outdoor [2]	20,752	613,637
YETI Holdings [2]	45,385	2,350,035
		6,984,312
SPECIALTY RETAIL - 4.2%
Academy Sports and Outdoors	88,429	5,836,314
Advance Auto Parts	177,403	10,826,905
American Eagle Outfitters	94,852	2,007,068
America's Car-Mart [1,2,3]	87,700	6,645,029
Asbury Automotive Group [2]	18,116	4,075,557
AutoCanada [2]	625,600	10,811,849
Chico's FAS [2]	185,193	1,403,763
Five Below [1,2,3]	9,820	2,093,231
Monro	21,576	633,040
Murphy USA	11,187	3,988,837
ODP Corporation (The) [2]	30,135	1,696,600
1-800-FLOWERS.COM Cl. A [2]	76,000	819,280
OneWater Marine Cl. A [2]	142,853	4,827,003
Signet Jewelers	94,874	10,176,185
†Valvoline [2]	348,652	13,102,342
		78,943,003
TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Carter's	45,063	3,374,768
G-III Apparel Group [2]	48,507	1,648,268
Movado Group	90,156	2,718,203
Ralph Lauren Cl. A	38,700	5,580,540
Steven Madden	185,354	7,784,868
		21,106,647
Total (Cost $141,603,253)		185,403,991

CONSUMER STAPLES – 1.9%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.1%
PriceSmart	25,933	1,965,203
FOOD PRODUCTS - 1.2%
Freshpet [1,2,3]	26,000	2,255,760
John B. Sanfilippo & Son	18,633	1,919,944
Nomad Foods [1,2]	486,865	8,252,362
Seneca Foods Cl. A [2]	183,460	9,620,642
		22,048,708
HOUSEHOLD PRODUCTS - 0.0%
Central Garden & Pet [2]	13,569	679,943
PERSONAL CARE PRODUCTS - 0.5%
Inter Parfums [1]	60,196	8,668,826
USANA Health Sciences [2]	23,616	1,265,817
		9,934,643
TOBACCO - 0.1%
Vector Group	116,570	1,314,910
Total (Cost $24,589,796)		35,943,407

ENERGY – 2.0%
ENERGY EQUIPMENT & SERVICES - 1.1%
Bristow Group [1,2]	219,464	6,204,247
Core Laboratories [1]	99,369	1,754,857
Pason Systems	893,858	10,908,029
Patterson-UTI Energy	23,275	251,370
RPC	64,137	466,917
†U.S. Silica Holdings [2]	81,400	920,634
		20,506,054

44 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS - 0.9%
CONSOL Energy [1]	17,965	$1,806,022
†CVR Energy	27,207	824,372
Dorchester Minerals L.P. [1,3]	279,148	8,885,281
Northern Oil and Gas	4,295	159,216
†Par Pacific Holdings [2]	20,451	743,803
REX American Resources [2]	23,384	1,106,063
World Kinect [1]	112,613	2,565,324
		16,090,081
Total (Cost $27,957,803)		36,596,135

FINANCIALS – 18.6%
BANKS - 4.6%
†Atlantic Union Bankshares	25,000	913,500
Axos Financial [2]	27,164	1,483,154
†Bancorp (The) [2]	25,000	964,000
Bank of N.T. Butterfield & Son [1]	241,503	7,730,511
BankUnited [1]	306,961	9,954,745
†Cathay General Bancorp	21,889	975,593
Central Pacific Financial	31,637	622,616
Customers Bancorp [2]	57,093	3,289,699
Dime Community Bancshares	89,026	2,397,470
Eagle Bancorp	53,319	1,607,035
†First Bancorp	19,000	703,190
First Bancshares (The)	97,112	2,848,295
First Citizens BancShares Cl. A	8,087	11,475,210
Fulton Financial	117,954	1,941,523
Hanmi Financial	186,925	3,626,345
HBT Financial	40,400	852,844
†Hingham Institution for Savings	16,526	3,212,654
Home BancShares	197,617	5,005,639
†Hope Bancorp	223,038	2,694,299
Independent Bank Group	109,141	5,553,094
OFG Bancorp	39,357	1,475,100
Origin Bancorp	73,207	2,603,973
Preferred Bank	26,255	1,917,928
†S&T Bancorp	22,616	755,827
†Valley National Bancorp	221,668	2,407,315
†Veritex Holdings	79,691	1,854,410
†WaFd	74,044	2,440,490
Western Alliance Bancorp [1,3]	73,632	4,844,249
		86,150,708
CAPITAL MARKETS - 5.8%
Ares Management Cl. A [1]	43,500	5,173,020
Artisan Partners Asset Management Cl. A [1]	271,351	11,988,287
Blue Owl Capital Cl. A	55,900	832,910
Bolsa Mexicana de Valores	1,723,106	3,562,703
BrightSphere Investment Group	52,538	1,006,628
Donnelley Financial Solutions [1,2,3]	35,500	2,214,135
Evercore Cl. A	10,538	1,802,525
GCM Grosvenor Cl. A	801,494	7,181,386
Houlihan Lokey Cl. A [1]	58,554	7,021,210
Lazard [1]	107,967	3,757,252
MarketWise Cl. A	500,000	1,365,000
Morningstar [1]	21,056	6,027,069
Onex Corporation	168,900	11,794,511
SEI Investments [1]	328,494	20,875,794
Sprott	230,880	7,820,003
Tel Aviv Stock Exchange	221,179	1,176,591
TMX Group	441,150	10,670,433
Tradeweb Markets Cl. A	30,815	2,800,467
		107,069,924
CONSUMER FINANCE - 0.6%
Bread Financial Holdings [1,3]	100,143	3,298,710
Encore Capital Group [1,2,3]	25,000	1,268,750
Enova International [2]	71,177	3,940,359
PRA Group [2]	104,469	2,737,088
PROG Holdings [2]	19,871	614,212
		11,859,119
FINANCIAL SERVICES - 1.8%
Banco Latinoamericano de Comercio Exterior Cl. E	73,446	1,817,054
†Burford Capital	175,000	2,730,000
Compass Diversified Holdings	124,976	2,805,711
ECN Capital	888,800	2,012,302
EVERTEC	44,843	1,835,873
NewtekOne	336,358	4,641,740
NMI Holdings Cl. A [2]	144,671	4,293,835
Radian Group	95,986	2,740,400
Repay Holdings Cl. A [2]	787,331	6,723,807
Shift4 Payments Cl. A [2]	50,000	3,717,000
Waterloo Investment Holdings [2,4]	2,972,000	832,160
		34,149,882
INSURANCE - 5.8%
American Equity Investment Life Holding Company [1,2]	27,031	1,508,330
Assured Guaranty	270,123	20,213,304
Axis Capital Holdings	49,834	2,759,309
Berkley (W.R.)	94,578	6,688,556
E-L Financial	21,650	17,126,873
Employers Holdings	15,188	598,407
Erie Indemnity Cl. A	22,600	7,569,192
First American Financial	39,441	2,541,578
Genworth Financial Cl. A [2]	491,552	3,283,567
Hagerty Cl. A [2]	460,700	3,593,460
International General Insurance Holdings	557,557	7,181,334
ProAssurance Corporation [1,3]	298,675	4,118,728
RenaissanceRe Holdings	32,902	6,448,792
RLI Corp. [1]	61,529	8,190,741
Safety Insurance Group	40,945	3,111,411
Stewart Information Services [1]	6,879	404,141
White Mountains Insurance Group	7,725	11,626,202
		106,963,925
Total (Cost $285,444,852)		346,193,558

HEALTH CARE – 10.8%
BIOTECHNOLOGY - 0.8%
Avid Bioservices [2]	178,000	1,157,000
Catalyst Pharmaceuticals [2]	250,097	4,204,131
Dynavax Technologies [2]	149,656	2,092,191
†Halozyme Therapeutics [2]	29,353	1,084,887
Ironwood Pharmaceuticals Cl. A [2]	288,637	3,302,007
United Therapeutics [2]	10,000	2,198,900
Vir Biotechnology [2]	102,900	1,035,174
		15,074,290
HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%
†Alphatec Holdings [2]	99,914	1,509,700

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 45

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Atrion Corporation	1,100	$416,669
Embecta Corp.	107,542	2,035,770
Enovis Corporation [2]	478,633	26,813,021
Haemonetics Corporation [2]	201,205	17,205,039
Inspire Medical Systems [2]	18,467	3,756,742
†Insulet Corporation [2]	20,643	4,479,118
Integer Holdings Corporation [1,2,3]	75,700	7,500,356
OraSure Technologies [2]	56,649	464,522
QuidelOrtho Corporation [2]	10,000	737,000
Surmodics [1,2]	161,000	5,852,350
TransMedics Group [2]	160,500	12,668,265
UFP Technologies [2]	9,821	1,689,605
		85,128,157
HEALTH CARE PROVIDERS & SERVICES - 1.4%
Addus HomeCare [1,2]	12,978	1,205,007
AMN Healthcare Services [1,2]	49,469	3,704,239
CorVel Corporation [2]	1,719	424,954
Cross Country Healthcare [2]	127,100	2,877,544
NeoGenomics [2]	41,750	675,515
Pediatrix Medical Group [2]	121,432	1,129,318
†Premier Cl. A	38,432	859,339
†Privia Health Group [2]	299,400	6,895,182
Select Medical Holdings	95,900	2,253,650
U.S. Physical Therapy	62,300	5,802,622
		25,827,370
HEALTH CARE TECHNOLOGY - 0.4%
Doximity Cl. A [2]	63,910	1,792,036
Simulations Plus [1]	80,656	3,609,356
Veradigm [2]	163,353	1,713,573
		7,114,965
LIFE SCIENCES TOOLS & SERVICES - 2.6%
Azenta [1,2,3]	237,743	15,486,579
BioLife Solutions [2]	240,300	3,904,875
Bio-Rad Laboratories Cl. A [2]	5,366	1,732,628
Bio-Techne [1]	89,612	6,914,462
Charles River Laboratories International [2]	7,420	1,754,088
Harvard Bioscience [2]	102,050	545,967
Medpace Holdings [2]	5,575	1,708,905
Mesa Laboratories [1]	82,033	8,594,597
Revvity	15,121	1,652,877
Stevanato Group	246,879	6,737,328
		49,032,306
PHARMACEUTICALS - 1.0%
Collegium Pharmaceutical [2]	35,038	1,078,470
Corcept Therapeutics [2]	267,800	8,698,144
Harmony Biosciences Holdings [1,2,3]	107,045	3,457,553
Innoviva [2]	75,896	1,217,372
Ligand Pharmaceuticals [2]	18,931	1,352,052
Prestige Consumer Healthcare [2]	56,300	3,446,686
		19,250,277
Total (Cost $181,806,281)		201,427,365

INDUSTRIALS – 23.8%
AEROSPACE & DEFENSE - 1.3%
HEICO Corporation [1]	31,030	5,550,336
HEICO Corporation Cl. A [1]	36,533	5,203,761
Leonardo DRS [2]	397,627	7,968,445
Magellan Aerospace	943,092	5,587,164
National Presto Industries	9,773	784,577
		25,094,283
AIR FREIGHT & LOGISTICS - 0.4%
Forward Air [1]	71,915	4,521,296
Hub Group Cl. A [2]	24,947	2,293,627
		6,814,923
BUILDING PRODUCTS - 2.1%
Advanced Drainage Systems	50,005	7,032,703
American Woodmark [2]	22,458	2,085,225
AZZ [1,3]	20,000	1,161,800
Carlisle Companies	13,700	4,280,291
CSW Industrials	45,000	9,333,450
Gibraltar Industries [2]	7,575	598,274
†Janus International Group [2]	71,505	933,140
Quanex Building Products	23,878	729,951
Simpson Manufacturing [1]	22,600	4,474,348
UFP Industries	63,024	7,912,663
		38,541,845
COMMERCIAL SERVICES & SUPPLIES - 1.9%
ACV Auctions Cl. A [2]	98,800	1,496,820
Brady Corporation Cl. A [1]	265,192	15,564,118
CompX International Cl. A [1]	183,197	4,631,220
Driven Brands Holdings [2]	168,783	2,406,846
GFL Environmental [1,3]	76,850	2,652,094
Healthcare Services Group [2]	349,174	3,620,934
†Montrose Environmental Group [2]	74,993	2,409,525
RB Global [1]	31,617	2,114,861
		34,896,418
CONSTRUCTION & ENGINEERING - 4.5%
APi Group [1,2,3]	546,800	18,919,280
Arcosa [1]	228,834	18,910,842
Comfort Systems USA [1]	21,089	4,337,374
EMCOR Group	14,441	3,111,025
IES Holdings [1,2]	242,045	19,174,805
MasTec [2]	78,980	5,980,365
Northwest Pipe [2]	36,049	1,090,843
Valmont Industries [1]	37,112	8,666,023
WillScot Mobile Mini Holdings Corp. [2]	95,312	4,241,384
		84,431,941
ELECTRICAL EQUIPMENT - 1.8%
Atkore [2]	24,300	3,888,000
Encore Wire	23,685	5,059,116
GrafTech International	48,796	106,863
LSI Industries	496,657	6,992,931
Powell Industries	69,726	6,163,778
Preformed Line Products	41,020	5,490,937
†Vertiv Holdings Cl. A	122,250	5,871,668
		33,573,293
GROUND TRANSPORTATION - 0.7%
ArcBest Corporation	13,718	1,649,041
Knight-Swift Transportation Holdings	8,388	483,568
Landstar System [1]	55,808	10,807,219
		12,939,828
MACHINERY - 6.2%
Chart Industries [2]	5,436	741,090
Douglas Dynamics	104,064	3,088,620
Enpro	64,311	10,080,106
ESAB Corporation [1]	152,470	13,206,951

46 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
ESCO Technologies [1]	108,139	$12,655,507
Helios Technologies [1]	44,900	2,036,215
John Bean Technologies [1]	124,095	12,341,248
Kadant [1]	51,384	14,403,449
Lincoln Electric Holdings [1]	23,900	5,197,294
Lindsay Corporation [1]	70,900	9,157,444
Miller Industries	70,615	2,986,308
Mueller Industries [1]	72,543	3,420,403
RBC Bearings [2]	22,110	6,298,918
Tennant Company [1]	80,500	7,461,545
Titan International [2]	116,490	1,733,371
Wabash National	22,701	581,600
Watts Water Technologies Cl. A [1]	46,400	9,666,976
		115,057,045
MARINE TRANSPORTATION - 0.1%
Kirby Corporation [2]	16,026	1,257,720
Matson	8,586	941,026
		2,198,746
PASSENGER AIRLINES - 0.1%
Sun Country Airlines Holdings [2]	88,126	1,386,222
PROFESSIONAL SERVICES - 1.9%
CBIZ [1,2]	54,465	3,408,964
Dun & Bradstreet Holdings	297,912	3,485,570
Forrester Research [1,2,3]	286,922	7,692,379
Heidrick & Struggles International	17,490	516,480
Jacobs Solutions [1]	27,500	3,569,500
KBR [1]	131,069	7,262,533
Korn Ferry [1]	136,530	8,103,056
Resources Connection	93,610	1,326,454
TrueBlue [2]	26,363	404,408
		35,769,344
TRADING COMPANIES & DISTRIBUTORS - 2.8%
Air Lease Cl. A [1]	308,486	12,937,903
Applied Industrial Technologies	31,957	5,518,654
Boise Cascade [1]	20,019	2,589,658
†Core & Main Cl. A [1,2,3]	46,714	1,887,713
Distribution Solutions Group [2]	98,956	3,123,051
FTAI Aviation	187,009	8,677,218
GMS [2]	9,744	803,198
Hudson Technologies [2]	116,442	1,570,802
MSC Industrial Direct Cl. A	14,383	1,456,423
Transcat [2]	130,431	14,260,021
		52,824,641
Total (Cost $271,839,205)		443,528,529

INFORMATION TECHNOLOGY – 16.5%
COMMUNICATIONS EQUIPMENT - 0.6%
Calix [1,2]	46,530	2,032,896
Digi International [2]	38,250	994,500
Extreme Networks [2]	62,933	1,110,138
Harmonic [2]	259,835	3,388,248
NetScout Systems [2]	116,730	2,562,224
		10,088,006
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.2%
Cognex Corporation [1]	246,500	10,288,910
Coherent [1,2]	174,520	7,596,856
Crane NXT	143,300	8,149,471
CTS Corporation	21,992	961,930
Fabrinet [1,2]	119,608	22,764,991
FARO Technologies [1,2,3]	228,848	5,155,945
Insight Enterprises [2]	9,623	1,705,099
IPG Photonics [2]	57,741	6,267,208
Kimball Electronics [2]	119,263	3,214,138
Littelfuse [1]	23,935	6,404,049
Luna Innovations [2]	86,450	574,893
Methode Electronics	113,147	2,571,831
Mirion Technologies Cl. A [2]	225,000	2,306,250
†NAPCO Security Technologies	15,000	513,750
PAR Technology [1,2,3]	379,239	16,512,066
PC Connection	22,999	1,545,763
Richardson Electronics	433,407	5,785,983
Rogers Corporation [2]	87,268	11,525,485
Sanmina Corporation [2]	13,994	718,872
Teledyne Technologies [2]	9,660	4,311,161
TTM Technologies [1,2,3]	337,529	5,336,334
Vishay Precision Group [2]	109,919	3,744,940
Vontier Corporation	170,889	5,904,215
		133,860,140
IT SERVICES - 0.8%
Hackett Group (The) [1]	405,798	9,240,020
Kyndryl Holdings [2]	303,664	6,310,138
		15,550,158
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
Axcelis Technologies [2]	21,537	2,793,133
Camtek [2]	26,300	1,824,694
Cirrus Logic [1,2]	87,810	7,304,914
Cohu 1,2,3	48,082	1,701,622
Diodes [1,2,3]	84,717	6,821,413
FormFactor [2]	226,824	9,460,829
Impinj [1,2,3]	173,889	15,655,227
indie Semiconductor Cl. A [2]	80,000	648,800
Kulicke & Soffa Industries [1]	49,774	2,723,633
MaxLinear [2]	148,212	3,522,999
MKS Instruments	200,757	20,651,873
Onto Innovation [1,2,3]	83,790	12,811,491
Photronics [2]	254,989	7,999,005
Rambus [2]	90,701	6,190,343
Silicon Motion Technology ADR	53,907	3,302,882
SiTime Corporation [2]	9,620	1,174,410
Ultra Clean Holdings [2]	103,610	3,537,245
		108,124,513
SOFTWARE - 2.1%
Adeia [1]	10,609	131,446
Agilysys [1,2]	26,500	2,247,730
Alkami Technology [2]	118,082	2,863,488
†BlackLine [2]	42,629	2,661,755
Consensus Cloud Solutions [1,2,3]	42,952	1,125,772
Descartes Systems Group (The) [2]	5,000	420,300
InterDigital [1]	20,125	2,184,367
JFrog [2]	200,000	6,922,000
Progress Software	79,199	4,300,506
†PROS Holdings [2]	142,773	5,538,165
†Q2 Holdings [2]	46,900	2,035,929
Sapiens International	106,143	3,071,778
Sprout Social Cl. A [2]	10,000	614,400
Teradata Corporation [2]	78,920	3,433,809

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 47

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
Workiva Cl. A [2]	19,959	$2,026,437
		39,577,882
Total (Cost $238,572,743)		307,200,699

MATERIALS – 7.8%
CHEMICALS - 3.6%
AdvanSix [1]	49,580	1,485,417
Aspen Aerogels [2]	47,200	744,816
Element Solutions [1]	570,202	13,194,475
Hawkins [1]	97,521	6,867,429
Ingevity Corporation [2]	154,733	7,306,492
Innospec [1]	121,538	14,978,343
NewMarket Corporation	8,000	4,366,640
Quaker Houghton	85,134	18,169,298
		67,112,910
CONTAINERS & PACKAGING - 0.3%
Graphic Packaging Holding Company	101,029	2,490,365
Silgan Holdings	64,662	2,925,955
		5,416,320
METALS & MINING - 3.3%
Alamos Gold Cl. A	1,976,000	26,574,333
Gold Fields ADR	536,500	7,757,790
Haynes International [1]	102,500	5,847,625
IAMGOLD Corporation [2]	500,000	1,265,000
Major Drilling Group International [2]	1,496,691	10,403,022
Materion Corporation	25,000	3,253,250
†Olympic Steel	29,687	1,980,123
Reliance Steel & Aluminum [1]	4,701	1,314,776
†Ryerson Holding Corporation	33,381	1,157,653
TimkenSteel Corporation [2]	29,423	689,969
Warrior Met Coal	13,716	836,265
		61,079,806
PAPER & FOREST PRODUCTS - 0.6%
Louisiana-Pacific	74,997	5,312,037
Stella-Jones	83,000	4,830,731
Sylvamo Corporation [1]	45,309	2,225,125
		12,367,893
Total (Cost $84,035,378)		145,976,929

REAL ESTATE – 3.4%
DIVERSIFIED REITS - 0.0%
New York REIT [2,4]	15,000	163,200
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.4%
Colliers International Group	61,871	7,827,919
DigitalBridge Group Cl. A	105,934	1,858,082
FirstService Corporation	100,452	16,282,265
FRP Holdings [1,2]	67,913	4,270,369
Kennedy-Wilson Holdings [1]	889,962	11,017,730
Marcus & Millichap [1,3]	285,265	12,460,375
St. Joe Company (The) [1]	78,800	4,742,184
Tejon Ranch [1,2,3]	313,818	5,397,670
		63,856,594
Total (Cost $45,557,382)		64,019,794

UTILITIES 0.1%
ELECTRIC UTILITIES - 0.1%
†Otter Tail	24,388	2,072,248

GAS UTILITIES - 0.0%
Chesapeake Utilities	557	58,836
Total (Cost $1,972,129)		2,131,084

TOTAL COMMON STOCKS
(Cost $1,357,950,541)		1,820,805,355

INVESTMENT COMPANIES – 0.9%

DIVERSIFIED INVESTMENT COMPANIES – 0.0%
CLOSED-END FUNDS - 0.0%
Eagle Point Credit	42,054	399,513
Total (Cost $370,947)		399,513

MATERIALS – 0.9%
METALS & MINING - 0.9%
VanEck Junior Gold Miners ETF	419,426	15,900,440
Total (Cost $14,964,577)		15,900,440

TOTAL INVESTMENT COMPANIES
(Cost $15,335,524)		16,299,953

REPURCHASE AGREEMENT – 3.1%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $58,855,723 (collateralized by obligations of U.S. Government Agencies, 2.75% due 2/15/28, valued at $60,001,175)
(Cost $58,824,677)		58,824,677

TOTAL INVESTMENTS – 101.7%
(Cost $1,432,110,742)		1,895,929,985

LIABILITIES LESS CASH AND OTHER ASSETS – (1.7)%		(31,951,585)

NET ASSETS – 100.0%		$1,863,978,400

48 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

ADR – American Depository Receipt

† New additions in 2023.

[1]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of December 31, 2023. Total market value of pledged securities as of December 31, 2023, was $72,490,887.

[2]	Non-income producing.

[3]	As of December 31, 2023, a portion of these securities, in the aggregate amount of $31,277,208, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement. See Notes to Financial Statements.

[4]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2023, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,441,272,627. As of December 31, 2023, net unrealized appreciation for all securities was $454,657,358 consisting of aggregate gross unrealized appreciation of $536,721,222 and aggregate gross unrealized depreciation of $82,063,864. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 49

Royce Value Trust	December 31, 2023

Statement of Assets and Liabilities

ASSETS:
Investments at value	$1,837,105,308
Repurchase agreements (at cost and value)	58,824,677
Foreign currency (cost $84,072)	83,932
Receivable for investments sold	6,037,009
Receivable for dividends and interest	1,142,982
Prepaid expenses and other assets	467,636
Total Assets	1,903,661,544
LIABILITIES:
Revolving credit agreement	35,000,000
Payable to custodian for cash overdrawn	841
Payable for investments purchased	2,123,662
Payable for investment advisory fee	2,004,334
Payable for directors’ fees	57,280
Payable for interest expense	196,506
Accrued expenses	300,521
Total Liabilities	39,683,144
Net Assets	$1,863,978,400
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 113,509,213 shares outstanding (150,000,000 shares authorized)	$1,410,063,074
Total distributable earnings (loss)	453,915,326
Net Assets (net asset value per share - $16.42)	$1,863,978,400
Investments at identified cost	$1,373,286,065

50 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Year Ended December 31, 2023

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$21,482,310
Foreign withholding tax	(357,731)
Interest	1,150,080
Rehypothecation income	5,077
Total income	22,279,736
EXPENSES:
Investment advisory fees	19,911,994
Interest expense	2,204,533
Administrative and office facilities	831,105
Stockholder reports	406,487
Custody and transfer agent fees	245,744
Directors’ fees	205,231
Professional fees	126,425
Other expenses	186,256
Total expenses	24,117,775
Net investment income (loss)	(1,838,039)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	115,080,019
Foreign currency transactions	(31,328)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	216,432,683
Other assets and liabilities denominated in foreign currency	(5,412)
Net realized and unrealized gain (loss) on investments and foreign currency	331,475,962
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$329,637,923

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 51

Royce Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/23	YEAR ENDED 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,838,039)	$6,839,471
Net realized gain (loss) on investments and foreign currency	115,048,691	79,828,689
Net change in unrealized appreciation (depreciation) on investments and foreign currency	216,427,271	(547,272,242)
Net increase (decrease) in net assets from investment operations	329,637,923	(460,604,082)
DISTRIBUTIONS:
Total distributable earnings	(119,069,508)	(121,045,358)
Return of capital	–	(20,627,640)
Total distributions	(119,069,508)	(141,672,998)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	48,230,613	57,586,181
Total capital stock transactions	48,230,613	57,586,181
Net Increase (Decrease) In Net Assets	258,799,028	(544,690,899)
NET ASSETS:
Beginning of year	1,605,179,372	2,149,870,271
End of year	$1,863,978,400	$1,605,179,372

52 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Year Ended December 31, 2023

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$329,637,923
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(1,158,126,307)
Proceeds from sales and maturities of long-term investments	1,172,833,103
Net purchases, sales and maturities of short-term investments	57,124,751
Net (increase) decrease in dividends and interest receivable and other assets	199,994
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	722,564
Net change in unrealized appreciation (depreciation) on investments	(216,432,683)
Net realized gain (loss) on investments	(115,080,019)
Net cash provided by operating activities	70,879,326
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $48,230,613)	(70,838,895)
Net cash used for financing activities	(70,838,895)
INCREASE (DECREASE) IN CASH:	40,431
Cash and foreign currency at beginning of year	42,660
Cash and foreign currency at end of year	$83,932
Cash and foreign currency overdrawn at end of year	$841

Supplemental disclosure of cash flow information:

For the year ended December 31, 2023, the Fund paid $2,167,102 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2023 Annual Report to Stockholders | 53

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net Asset Value, Beginning of Period	$14.60	$20.29	$18.52	$16.58	$13.73
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	0.06	0.04 [1]	0.03	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.96	(4.40)	3.46	3.02	3.90
Net increase (decrease) in net assets from investment operations	2.95	(4.34)	3.50	3.05	4.01
DISTRIBUTIONS:
Net investment income	–	(0.12)	(0.02)	(0.09)	(0.11)
Net realized gain on investments and foreign currency	(1.07)	(1.01)	(1.65)	(0.95)	(0.99)
Return of capital	–	(0.19)	–	–	–
Total distributions	(1.07)	(1.32)	(1.67)	(1.04)	(1.10)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.03)	(0.06)	(0.07)	(0.06)
Total capital stock transactions	(0.06)	(0.03)	(0.06)	(0.07)	(0.06)
Net Asset Value, End of Period	$16.42	$14.60	$20.29	$18.52	$16.58
Market Value, End of Period	$14.56	$13.26	$19.59	$16.14	$14.77
TOTAL RETURN:[2]
Net Asset Value	21.71%	(21.29)%	19.97%	21.85%	30.46%
Market Value	18.83%	(25.96)%	32.91%	19.20%	35.23%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[3]	1.17%	0.74%	1.02%	1.15%	0.49%
Other operating expenses	0.24%	0.23%	0.13%	0.19%	0.27%
Total expenses (net)	1.41%	0.97%	1.15%	1.34%	0.76%
Expenses excluding interest expense	1.29%	0.86%	1.11%	1.26%	0.61%
Expenses prior to balance credits	1.41%	0.97%	1.15%	1.34%	0.76%
Net investment income (loss)	(0.11)%	0.39%	0.21%[1]	0.16%	0.69%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,863,978	$1,605,179	$2,149,870	$1,888,606	$1,628,039
Portfolio Turnover Rate	67%	60%	44%	36%	30%
REVOLVING CREDIT AGREEMENT:
Asset coverage	5426%	4686%	3171%	2798%	2426%
Asset coverage per $1,000	$54,257	$46,862	$31,712	$27,980	$24,258

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.05 and an increase in the ratio of net investment income (loss) to average net assets of 0.26%.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[3]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

54 | 2023 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2023 Annual Report to Stockholders | 55

Royce Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of December 31, 2023. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$1,819,809,995	$–	$995,360	$1,820,805,355
Investment Companies	16,299,953	–	–	16,299,953
Repurchase Agreement	–	58,824,677	–	58,824,677

Level 3 Reconciliation:

					UNREALIZED GAIN (LOSS) [1]
	BALANCE AS OF 12/31/22	PURCHASES	CORPORATE ACTIONS	REALIZED GAIN (LOSS) [1]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 12/31/23
Common Stocks	$999,110	$ –	$(3,750)	$ –	$0	$ –	$995,360

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of December 31, 2023, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

56 | 2023 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be publicly disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 3,593,871 and 3,966,554 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2023, and December 31, 2022, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of December 31, 2023, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

2023 Annual Report to Stockholders | 57

Royce Value Trust

Notes to Financial Statements (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The Fund and BNPPI have agreed that the current maximum amount the Fund may borrow under the credit agreement is $70,000,000. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

As of December 31, 2023, the Fund had outstanding borrowings of $35,000,000. During the year ended December 31, 2023, the Fund had an average daily loan balance of $35,000,000 at a weighted average borrowing cost of 6.21%. The maximum loan balance outstanding during the year ended December 31, 2023, was $35,000,000. As of December 31, 2023, the aggregate value of rehypothecated securities was $31,277,208. During the year ended December 31, 2023, the Fund earned $5,077 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”). The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the twelve rolling 60-month periods in 2023, the Fund’s investment performance ranged from 8% below to 11% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $16,987,847 and a net upward adjustment of $2,924,147 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2023, the Fund expensed Royce investment advisory fees totaling $19,911,994.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2023, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $1,151,609,776 and $1,141,712,468, respectively.

58 | 2023 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Purchases and Sales of Investment Securities (continued):

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the year ended December 31, 2023, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$647,965	$623,239	$(1,447,727)

Tax Information:

Distributions during the years ended December 31, 2023 and 2022, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
2023	2022	2023	2022	2023	2022
$15,316,939	$25,777,270	$103,752,569	$95,268,088	$ –	$20,627,640

The tax basis components of distributable earnings as of December 31, 2023, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS
$4,753,638	$14,750	$454,656,762	$(5,509,824)	$453,915,326
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications, which relate primarily to investments in partnerships and passive foreign investment companies:

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
$(1,522,903)	$1,522,903

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2020-2023) and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2023 Annual Report to Stockholders | 59

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Royce Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Value Trust, Inc. (the “Fund”) as of December 31, 2023, the related statements of operations and cash flows for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

60 | 2023 Annual Report to Stockholders

History Since Inception (unaudited)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
12/10/21	Distribution $2.75		12.498	257	20,321	18,696
12/9/22	Distribution $0.13[3]		8.821	21	14,822	12,508
12/8/23	Distribution $0.15		9.430	23
12/31/23		$8,975		1,469	$17,217	$14,323

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Annual distribution total $0.84		11.377	1,014	187,933	166,205
2022	Annual distribution total $0.95[3]		8.887	1,598	156,203	138,776
2023	Annual distribution total $0.74		8.648	1,413
12/31/23		$8,900		17,401	$182,188	$160,785

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

This page is not part of the 2023 Annual Report to Stockholders | 61

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Annual distribution total $1.67		18.124	2,690	628,604	609,918
2022	Annual distribution total $1.32[3]		14.525	2,907	495,104	449,355
2023	Annual distribution total $1.07		13.427	2,784
12/31/23		$53,211		36,672	$602,154	$533,944

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.

[3]	Includes a return of capital.

[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

62 | This page is not part of the 2023 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2023.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2023. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

This page is not part of the 2023 Annual Report to Stockholders | 63

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Director 1, President

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 75 | Number of Funds Overseen: 16 | Tenure: Since 2009
Non-Royce Directorships: Director of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Director

Age: 62 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Director

Age: 60 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

Arthur S. Mehlman, Director3

Age: 81 | Number of Funds Overseen: 16 | Tenure: Since 2004

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Director, University of Maryland Foundation (non-profits). Formerly Director/Trustee, registered investment companies constituting the Legg Mason Funds (from 2002 to June 2021); Director, The League for People with Disabilities, Inc. (from June 2003 to June 2018); Director, Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director, University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Director, Maryland Business Roundtable for Education (from July 1984 to June 2002); and Partner, KPMG LLP (international accounting firm) (from 1972 to 2002)

G. Peter O’Brien, Director

Age: 78 | Number of Funds Overseen: 71 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 55 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/ Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Julia W. Poston, Director2

Age: 63 | Number of Funds Overseen: 16 | Tenure: Since 2023
Non-Royce Directorships: Ohio National Fund, Inc. and The James Advantage Funds

Principal Occupation(s) During Past Five Years: Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Al. Neyer Corporation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015); and Director and Founder, Cincinnati Women’s Executive Forum (non-profit) (since 2010). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

Michael K. Shields, Director

Age: 64 | Number of Funds Overseen: 16 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer, Piedmont Trust Company (privately-owned North Carolina trust company) (since February 2012); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens and Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 56 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 61 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 57 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 56 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 52 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

[1]	Interested Director.

[2]	Became a Director effective as of the close of business on July 12, 2023.

[3]	Retired as Director effective as of the close of business on December 31, 2023.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

64 | This page is not part of the 2023 Annual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2023, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2023 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/ or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The S&P 500 Index tracks the stock performance of 500 of the largest companies listed on stock exchanges in the U.S. The Nasdaq Composite Index is a market capitalization weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2024 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). The Royce Funds is a service mark of The Royce Funds.

Investment Objectives

The investment objective of each Fund is long-term growth of capital.

Investment Policies

Royce Global Value Trust, Inc. (“RGT”). Under normal circumstances, RGT will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock. RGT generally invests a significant portion of its assets U.S. and non-U.S. small/mid-cap stocks (generally market caps up to $10 billion). Under normal circumstances, at least 40% of RGT’s net assets will be invested in the equity securities of companies headquartered in at least three countries outside the United States. From time to time, a substantial portion of RGT’s assets may be invested in companies located in a single country. Although there are no geographic limits on RGT’s investments, no more than 35% of RGT’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Effective May 1, 2024, RGT’s name will change from “Royce Global Value Trust, Inc.” to “Royce Global Trust, Inc.” There will be no changes to RGT’s investment policies or restrictions in connection with such name change.

Royce Micro-Cap Trust, Inc. (“RMT”). RMT normally invests at least 80% of its net assets in the equity securities of micro-cap companies. Micro-cap companies are those that have a market

This page is not part of the 2023 Annual Report to Stockholders | 65

Notes to Performance and Other Important Information (continued)

capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with strong fundamentals and/ or prospects selling at prices that Royce believes do not fully reflect these attributes. RMT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Royce Value Trust, Inc. (“RVT”). RVT normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies. Such companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with high returns on invested capital or those with strong fundamentals and/or prospects trading at what Royce believes are attractive valuations. A portion of the Fund’s assets is managed using a systematic multi-factor selection process that is derived from the investment philosophies used by the Fund’s Portfolio Managers in managing the remainder of the Fund. While this multi-factor process provides guidance, a Portfolio Manager has discretion for which buys and sells are executed. RVT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Effective May 1, 2024, RVT’s name will change from “Royce Value Trust, Inc.” to “Royce Small-Cap Trust, Inc.” Under its current investment policies, RVT normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies. Such investment policy will be amended as of May 1, 2024 to require RVT to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities of small-cap companies (i.e., those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution).

Primary Risks

As with any closed-end fund that invests in common stocks, each Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, and economic conditions, trends, or events, governmental or central bank actions or interventions, changes in investor sentiment, armed conflicts, economic sanctions and countermeasures in response to sanctions, market disruptions caused by trade disputes or other factors, political developments, major cybersecurity events and acts of terrorism, the global and domestic effects of a pandemic or epidemic, contagion effects on the finance sector and the overall economy from banking industry instability, and other factors that may or may not be directly related to the issuer of a security held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and economic, financial, or political events in one country or region could have profound impacts on global economies or markets. The COVID-19 pandemic and its subsequent variants, Russia’s invasion of Ukraine, Middle East conflicts, and banking industry instability may adversely affect global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in a Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

Investors wanting to buy or sell shares of a Fund must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

The prices of equity securities of the smaller companies in which the Funds invest are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, each Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. No assurance can be given that there will be net investment income to distribute and/or that the Funds will achieve their investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Each Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that a Fund’s investments in the securities of international companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above stated risks of investing in international companies may not apply.

Each Fund may, from time to time, invest a significant portion of its assets in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2023, RGT invested a significant portion of its assets in companies from the Industrials sector. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or a Fund’s benchmark index(es). Securities in the Funds’ portfolios may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values. Investments in a Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Environmental, Social, and Governance (“ESG”) Investment Considerations and Risks

Royce believes certain material ESG factors have the potential to contribute to a stock’s long-term performance, and therefore Royce may evaluate potential ESG considerations when assessing a company’s financial condition and profitability. This analysis allows Royce’s portfolio managers to determine whether a company’s ESG

66 | This page is not part of the 2023 Annual Report to Stockholders

Notes to Performance and Other Important Information (continued)

profile poses a material financial risk or creates an opportunity for investment. The Funds’ investments in cash and cash equivalents and any securities rehypothecation activities will not be assessed for ESG factors. Evaluation of ESG risk is only one component of Royce’s assessment of potential investments and, as with its consideration of other factors and risks, may not be a determinative factor in any decision to purchase, sell, or hold a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary between Funds and across different types of investments, sectors, industries, regions, and issuers; and ESG factors and weights considered may change over time. Royce may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. Royce’s assessment of a company’s ESG factors is subjective and may differ from that of institutional investors, third-party service providers (e.g., ratings providers), and/ or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data reports from issuers and/ or third-party research providers, the timeliness, completeness, and accuracy of which is outside of Royce’s control. ESG factors are often not uniformly measured or defined, which could impact Royce’s ability to evaluate a company. While Royce views certain ESG factors as having the potential to contribute to a stock’s long-term performance, there is no guarantee that such results will be achieved.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results

•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2023. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2022, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

This page is not part of the 2023 Annual Report to Stockholders | 67

Results of Stockholders Meetings

Royce Value Trust, Inc.

At the 2023 Annual Meeting of Stockholders held on September 25, 2023, the Fund’s stockholders elected two Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Christopher D. Clark	91,671,340	1,734,117
Christopher C. Grisanti	91,202,349	2,203,109

Royce Micro-Cap Trust, Inc.

At the 2023 Annual Meeting of Stockholders held on September 25, 2023, the Fund’s stockholders elected two Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Christopher D. Clark	37,166,779	1,576,094
Christopher C. Grisanti	36,848,834	1,894,039

Royce Global Value Trust, Inc.

At the 2023 Annual Meeting of Stockholders held on September 25, 2023, the Fund’s stockholders elected two Directors, consisting of:

	VOTES FOR	VOTES WITHHELD
Christopher D. Clark	4,934,973	382,243
Christopher C. Grisanti	4,925,753	391,463

68 | This page is not part of the 2023 Annual Report to Stockholders

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Investment Partners

TheRoyceFunds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 50+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 17 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION

General Royce Funds information including an
overview of our firm and Funds

(800) 221-4268

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS

Speak with your regional Royce contact regarding:

•	Information about our firm, strategies, and Funds
•	Fund Materials

(800) 337-6923

CE-REP-1223

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the Registrant did not: (i) amend any provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or (ii) grant any waiver, including an implicit waiver, from a provision of such code of ethics to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert serving on its audit committee.

(a)(2)	Arthur S. Mehlman,[1] Patricia W. Chadwick, and Julia W. Poston[2] were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004, April 8, 2010, and July 13, 2023, respectively. Mr. Mehlman, Ms. Chadwick, and Ms. Poston are “independent” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2023 - $24,113

Year ended December 31, 2022 - $22,748

(b)	Audit-Related Fees:

Year ended December 31, 2023 - $0

Year ended December 31, 2022 - $0

(c)	Tax Fees:

Year ended December 31, 2023 - $10,863 - Preparation of tax returns

Year ended December 31, 2022 - $10,248 - Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2023 - $0

Year ended December 31, 2022 - $0

(e)(1)	Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or its investment adviser and its affiliates for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees associated with them. Any subsequent revision to already pre-approved services or fees are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant and/or its investment adviser and its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (i.e., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

1 Retired as Director effective as of the close of business December 31, 2023.

2 Became a Director effective as of the close of business on July 12, 2023.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, only the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. The Registrant’s independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that the required pre-approval has been obtained from an individual member of the Audit Committee who is an independent Board member or the Chairman of the Audit Committee, as applicable. Each member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2023 - $10,863

Year ended December 31, 2022 - $10,248

(h)	No such services were rendered during 2023 or 2022.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields are members of the Registrant’s audit committee.

Item 6. Investments.

(a)	See Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Royce & Associates, LP (“Royce”) has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies, including the Registrant. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value. When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the client regarding how to vote proxies.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third-party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers.

Notwithstanding the above, all matters identified by an independent third-party research firm as being “ESG” proposals are brought to the attention of the portfolio manager(s) for the account(s) involved by Royce personnel. After giving consideration to the recommendation from the independent third-party research firm, the portfolio manager will direct that such matters be voted in a way he or she believes appropriately takes into account environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk, and return potential of an investment. When Royce portfolio managers cast votes on “ESG” proposals, they take into account the risk that companies may face significant financial, legal, and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues.

Under certain circumstances, Royce may also vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. These would include, among others, excessive compensation, unusual management stock options, preferential voting, and poison pills. Royce’s portfolio managers decide these issues on a case-by-case basis. In addition, a Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote. From time to time, it is also possible that one Royce portfolio manager will decide: (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third-party vendors).

To further Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third-party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.roycefunds.com or by calling 212-508-4500. Additionally, you can obtain information on how your securities were voted by calling 212-508-4500.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2023).

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	Portfolio Manager	Since October 2013	Chairman of the Board of Managers of Royce, Member of the boards of directors/trustees of the Registrant, Royce Micro-Cap Trust, Inc. (“RMT”), Royce Value Trust, Inc. (“RVT”), The Royce Fund, and Royce Capital Fund (collectively, “The Royce Funds”).

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2023).

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	8	$6,881,012,687	2	$2,384,471,742
	Private pooled investment vehicles	5	$117,611,661	—	—
	Other accounts*	13	$65,302,029	—	—

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably.

The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order, subject to Royce’s minimum ticket size requirements. Royce may, under certain circumstances, allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. In addition, on a limited, infrequent basis, and in accordance with written procedures, Royce may change initial allocations from one Royce client account to another Royce client account prior to the booking of the trade on the day after trade date when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is insufficient cash in a Royce client account to which a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the Portfolio Manager has decided to change the initial allocation for some other reason.

As described below, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation, and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Manager may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce, as Portfolio Manager of two registered investment company accounts (RVT and RMT), is based, in part, on performance-based fee revenues. RVT and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2023)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Charles M. Royce that relates to each of RMT and RVT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. Each Royce employee, including each Portfolio Manager, is also eligible to purchase shares of Franklin Resources, Inc. at a 15% discount to its closing price on certain dates in accordance with the terms and conditions of the Franklin Templeton Employee Stock Investment Plan.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2023).

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce (Portfolio Manager)	Over $1,000,000

(b) Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. The Fund is party to a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International Limited (“BNPPI”). The Credit Agreement permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities. For more information, see “Borrowings” in the Notes to the Fund’s Financial Statements.

Item 13. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

[Signature page to follow.]

Pursuant to the requirements of the Exchange Act and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/Christopher D. Clark
Christopher D. Clark
President

Date: February 24, 2024

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE GLOBAL VALUE TRUST, INC.		ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/Christopher D. Clark	BY:	/s/Peter K. Hoglund
Christopher D. Clark		Peter K. Hoglund
President		Treasurer

Date: February 24, 2024		Date: February 24, 2024